SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(609) 282-4600

February 19, 2003

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 2:30 p.m. (Eastern time), on Tuesday, April 15, 2003, at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s common stockholders will vote for the election of the Fund’s Class II Directors for three-year terms and until their successors are duly elected and qualify, and the Fund’s preferred stockholders will vote for the election of two Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Stockholders will also consider approval of the amendment and restatement of the Fund’s charter. Stockholders who are present at the meeting will hear a report on the Fund and will be given an opportunity to discuss matters of interest to you as a stockholder.

Your Directors recommend that you vote in favor of each of the foregoing matters.

Martin J. Gilbert

Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 15, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey, on Tuesday, April 15, 2003, at 2:30 p.m. (Eastern time), for the following purposes, each more fully described in the Proxy Statement:

(1)	To elect two Directors to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To elect two Directors to serve as Preferred Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify;

(3)	To approve the amendment and restatement of the Fund’s charter; and

(4)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 31, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Roy M. Randall

Secretary

Plainsboro, New Jersey

February 19, 2003

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

April 15, 2003

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Global Income Fund, Inc., a Maryland corporation (“Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (“Meeting”) to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey, on Tuesday, April 15, 2003, at 2:30 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 21, 2003 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund’s common stock will be voted FOR Proposals 1 and 3, and proxies submitted by holders of the Fund’s preferred stock will be voted FOR Proposals 2 and 3. The persons named as proxy holders will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class II Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 3 (Amendment and restatement of the Fund’s charter) will require the affirmative vote of a majority of the shares of common and preferred stock voting separately. An abstention as to Proposals 1, 2 and 3 will be treated as present and will have the effect of a vote “against” that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will not be voted with respect to Proposal 3, and will have the effect of a vote “against” Proposal 3.

In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares cast at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxy holders will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted “for” a proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted “against” a proposal, against adjournment. A stockholder vote may be taken on any proposal prior to adjournment if sufficient votes have been received for approval of that proposal.

The following table indicates which class of the Fund’s stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

	Solicitation of Vote of Common Stockholders	Solicitation of Vote of Preferred Stockholders (Series W-7)
Proposal 1:
Election of Class II Directors	✓
Proposal 2:
Election of Preferred Directors		✓
Proposal 3:
Amendment and Restatement of the Fund’s charter	✓	✓

The Board of Directors has fixed the close of business on January 31, 2003 as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of January 31, 2003, the Fund had outstanding 9,266,209 shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share.

The Board of Directors of the Fund knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2002, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management Investor Relations, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

The Fund’s charter provides that the Board of Directors to be elected by holders of the Fund’s common stock is divided into three classes, as nearly equal in number as possible, each of which will serve for three years and until their successors are duly elected and qualify, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Investment Manager or the Investment Adviser, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating Committee, which is composed entirely of Independent Directors, has nominated William J. Potter and Peter D. Sacks to serve as Class II Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2006, and until their successors are duly elected and qualify. Messrs. Potter and Sacks were elected by stockholders to serve until the 2003 Annual Meeting. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons indicated above to serve as Class II Directors for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class II Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years are provided in the table below.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Class II (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2006)

Independent Directors

William J. Potter†‡° 236 West 27th Street 3rd Floor New York, NY 10001 Age: 54	Class II Director	Current term expires 2003; Director since 1992

Mr. Potter has extensive experience in investment banking and fund management. Mr. Potter has held senior positions with Toronto Dominion Bank, Barclays Bank PLC, and Prudential Securities, Inc., as well as board of director positions with investment funds involving over $20 billion in assets since 1983. Mr. Potter has been involved in the Australian capital markets since 1974, including management and board of director positions with a noted Australian brokerage house. Mr. Potter is President of a U.S. investment bank and has securities licenses in both the U.S. and Canada. Mr. Potter also has extensive securities underwriting experience in various capital markets with an emphasis on natural resources.

Mr. Potter is currently President of Ridgewood Group International

3

Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade Counsel (trade association); Alexandria Bancorp (banking group in Cayman Islands); E.C. Power, Inc. (energy company); Alexandria Funds.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
			Ltd., an international consulting and merchant banking company, and President of Ridgewood Capital Funding, Inc., a private placement securities firm

Peter D. Sacks†‡ 445 King Street West 4th Floor Toronto, Ontario H9W 2G8 Canada Age: 57	Class II Director	Current term expires 2003; Director since 1992	Mr. Sacks is currently Managing Partner of Toron Capital Markets, Inc., a company he established in 1988 to design and manage customized equity, fixed income and currency portfolios for individual and corporate clients. Mr. Sacks also serves on the Boards of Directors of Toron Capital Markets, Inc. (portfolio management), Toron Capital Management, Ltd. and Toron Asset Management, Inc.	3

Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-

Pacific Income Investment Company Limited; Aberdeen G7 Trust; First Horizon Holdings LTD; First Horizon Capital Corp.; Cirrus Financial Concepts Inc.

Class III Directors (Term expiring at the Annual Meeting to be held in 2004)

Interested Director

Martin J. Gilbert** One Albyn Place Aberdeen, AB10 1YG United Kingdom Age: 47	Chairman of Board, Class III Director	Term as Director expires 2004; Director since 2001	Mr. Gilbert is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, which was established in 1983 and is the parent company of the Fund’s Investment Manager and Investment Adviser. He is one of the founding directors of Aberdeen Asset Management PLC and has been involved in the investment management industry since 1982, after he qualified as a chartered accountant. He has been	2

Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

Mr. Gilbert is also a director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. since 2001. He has been a Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager) since 2001.

Independent Directors

Neville J. Miles° 2 Paddington Street Paddington, NSW 2021 Australia Age: 56	Class III Director	Term expires 2004; Director since 1999

Mr. Miles has over 20 years of international investment banking experience. He was formerly head of Corporate Treasury at Westpac Banking Corporation and Managing Director of Ord Minnett Securities Limited (stockbrokers). Mr. Miles has extensive experience in the areas of corporate acquisitions and equity offerings.

Mr. Miles is currently an investor and real estate developer. He has served, for over five years, as a Director of Ballyshaw Pty. Ltd. (investing/consulting) and Dawnglade Pty. Ltd. (real estate investment), and has served as a Director of Villepen Pty. Ltd. (real estate investment company) since 1999; Sonic Communications Pty. Ltd. since 2000, and Commsecure Limited since 2002.

				3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders Limited (investment company).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Warren C. Smith 1002 Sherbrooke St. West Suite 1600 Montreal, Quebec H9W 2G8 Canada Age: 47	Class III Director	Term expires 2004; Director since 1992	Mr. Smith is a Managing Editor with BCA Publications, independent publishers of financial market research, including The Bank Credit Analyst. Since 1982, he has helped direct the firm’s investment strategy, and has been editor of several U.S. and international publications. Mr. Smith has also developed and edited new institutional research products since 1989. Mr. Smith lectures to investment groups around the globe.	1	Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen G7 Trust.

Class I Directors (Term expiring at the Annual Meeting to be held in 2005)

Interested Director

Laurence S. Freedman, A.M.** 25 Lime Street Suite 405 Sydney, NSW 2000 Age: 59	Class I Director	Term expires 2005; Director since 1992	Mr. Freedman has over 35 years of experience in funds management with a focus on global investment analysis. Prior to founding EquitiLink in 1981, he was Director of Investment at BT Australia Limited. Mr. Freedman’s areas of fund management specialization include investment in resource and development companies, international economies and the geo-political impact on investment markets. He was Chairman of the Fund from 2000 to 2001 and President of the Fund from its inception until 2001. Mr. Freedman was founder of the Fund’s Investment Adviser, and until December 2000, he was Joint	2

EquitiLink Holdings Pty. Limited (holding company); Aberdeen Leaders Limited (investment company); TEN Network Holdings Limited (television network); EIML Australia Pty. Limited (investment company); Link Traders Pty. Ltd.; Link Traders (Aust) Pty. Ltd.; Letota Pty. Ltd.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

Managing Director of the Fund’s Investment Adviser and a Director of the Fund’s Investment Manager.

Mr. Freedman was also Chairman from 1995 to 2001, President from 1985 to 2000 and Director since 1985, of Aberdeen Australia Equity Fund, Inc.; Chairman from 1995 to 2000, Vice President from 1986 to 2001, and Director from 1986 to 2000, of Aberdeen Asia–Pacific Income Fund, Inc.; Joint Managing Director from 1986 to 2000 of Aberdeen Asia-Pacific Income Investment Company Limited; and Joint Managing Director from 1988 to 2000 of EquitiLink Limited (holding company). He was a Director of EquitiLink E Link Ltd. (investment company) from 1998 to 2002, and has been Chairman of Link Enterprises (International) Pty. Ltd. (investment company) since 1980.

Independent Directors

David L. Elsum, A.M.† 9 May Grove South Yarra, Victoria 3141 Australia Age: 65	Class I Director	Term expires 2005; Director since 1992	Mr. Elsum has over 20 years of experience in investment and insurance markets. He was a member of the Corporations and Securities Panel of the Australian Securities Commission until 2000, was a member of the Australian Federal Government Administrative Appeals Tribunal until 2001, Chairman	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale Fish

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

of Audit Victoria (government statutory authority) from 1997 to 2000, and has been a member of the State of Victoria Regulator–General Appeal Panel since 2001. Mr. Elsum is Chairman of Stodart Investment Pty. Ltd. He was founding Managing Director of Capel Court Investment Bank, and has served as Chief Executive of several major public companies, including The MLC Limited (insurance) and President of the State of Victoria Superannuation Fund (pension fund management).

					Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market); Financial Planning Association Limited (industry association); Aberdeen Leaders Limited (investment company).

E. Duff Scott‡ 17 Bond Street St. Helier, Jersey JE4 8YJ Channel Islands Age: 66	Class I Director	Term expires 2005; Director since 1992	Mr. Scott is currently President of Multibanc Financial Corporation and Multibanc NT Financial Corporation, investment holding companies. He also serves as Chairman of QLT Inc., a biopharmaceutical company. Previously, Mr. Scott was Chairman of Peoples Jewelers Corporation (retail jeweler) and Chairman of the Toronto Stock Exchange.	1

Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen G7 Trust; Multibanc Financial Corporation and Multibanc NT Financial Corporation (investment holding companies); QLT Inc. (biopharmaceuticals); Perle Systems, Inc. (computers); Lions Gate Entertainment (media); Becker Milk Company (real estate); Telco Split Co. (split share company); Simmons Income Trust.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser. Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
†	Messrs. Elsum, Potter and Sacks are members of the Contract Review Committee.
‡	Messrs. Potter, Sacks and Scott are members of the Audit and Valuation Committee.
°	Messrs. Miles and Potter are members of the Nominating Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of common stock vote FOR the election of the Fund’s two nominees as Class II Directors to the Fund’s Board of Directors.

PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30 million.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and John T. Sheehy to serve as Preferred Directors until the Annual Meeting of Stockholders to be held in 2004 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote in favor of the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Preferred Directors, their addresses, ages and principal occupations during the past five years are provided in the table below. Both of the nominees are Independent Directors.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Dr. Anton E. Schrafl Wiesenstrasse 7 8008 Zurich Switzerland Age: 70	Preferred Stock Director	Current term expires 2003; Director since 1993	Dr. Schrafl was Deputy Chairman of Holcim Limited, a global manufacturer and distributor of cement and allied products until May 2002. He currently serves as Chairman of the Board of Directors of Dynavest, AG, a corporation focusing on investments. Dr. Schrafl is also on the Board of Directors of Organogenesis, Inc., a medical products company involved in biotechnological tissue engineering, and Apogee Technology Inc., a manufacturer of digital amplifiers.	2	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

John T. Sheehy†° 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 60	Preferred Stock Director	Current term expires 2003; Director since 1992	Mr. Sheehy has over 30 years’ experience in investment banking with companies such as J.P. Morgan & Company and Bear, Stearns & Co. Inc. His specialty areas include securities valuation, public offerings and private placements of debt and equity securities, mergers and acquisitions and management buyout transactions. He has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (private equity) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
†	Mr. Sheehy is a member of the Contract Review Committee.
°	Mr. Sheehy is a member of the Nominating Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of preferred stock vote FOR the election of the Fund’s two nominees as Preferred Directors to the Fund’s Board of Directors.

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF THE FUND’S CHARTER

The Fund’s charter currently consists of Articles of Amendment and Restatement, various Articles of Amendment and various Articles Supplementary (“Charter”). The Fund currently has one series of Auction Market Preferred Stock (“AMPS”), designated Series W-7. This series was created by Articles Supplementary, which form part of the Fund’s Charter. Consistent with their terms, the Articles Supplementary creating the Series W-7 AMPS have been amended from time to time since they were adopted either by action of the Board of Directors of the Fund (“Board”) or by action of the stockholders.

The Board has proposed that the Fund’s Charter, including the Articles Supplementary creating the Fund’s Series W-7 AMPS, as amended from time to time (“Articles Supplementary”), be further amended and then restated by means of filing Articles of Amendment and Restatement with the Maryland Department of Assessments and Taxation (“Articles of Amendment and Restatement”). The Articles of Amendment and Restatement will restate all of the provisions of the Charter currently in effect. As part of the amendment and restatement, it is proposed that the Articles Supplementary be restated into a separate Article of the Charter. In addition, the Board is proposing that stockholders approve, at this time, additional amendments to the text of the Charter that now appears as separate Articles Supplementary and which will comprise Article XII of the proposed Articles of Amendment and Restatement. The Fund has received assurances from Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) that none of the amendments proposed will adversely affect the current ratings of the AMPS if approved by stockholders and implemented by the Fund. Other than the proposed amendments to the Articles Supplementary, no other amendments to the Charter are being proposed. The terms of the Charter, other than those contained in the Articles Supplementary, will simply be restated in the Articles of Amendment and Restatement.

As more fully described below, the proposed amendments to the Articles Supplementary, subject to stockholder approval, would:

•	Increase the maximum allowable rate of distributions to be paid to the holders of the AMPS from 150% of the ‘AA’ Composite Commercial Paper Rate to the greater of (a) 200% of the ‘AA’ Composite Commercial Paper Rate or (b) 200 basis points plus the ‘AA’ Composite Commercial Paper Rate;

•	Change the regular dividend period on the AMPS from seven days to 28 days;

•	Limit the requirement for a separate vote of the holders of the preferred stock unless the matter being put to a vote would “materially and adversely” affect the contract rights of preferred stockholders;

•	Relax restrictions on liens and borrowing in specific limited circumstances;

•	Allow the Fund to use derivatives to the fullest extent previously approved by stockholders, subject to any limitations imposed by S&P or Moody’s in order for the Fund to maintain the current ratings of the AMPS;

•	Provide a default dividend period and applicable rate of distributions on the AMPS in the event of certain force majeure events; and

•	Conform the language of proposed Article XII to a similar Article of the charter of another Aberdeen fund that also has auction market preferred stock.

The full text of the proposed Articles of Amendment and Restatement, including the amendments described above, is annexed as Exhibit A. If this Proposal 3 is approved, the Fund will file for record with the State Department of Assessments and Taxation of Maryland the proposed Articles of Amendment and Restatement.

The various modifications proposed for the terms of the AMPS are inextricably intertwined. Taken together, these proposed modifications (discussed in detail below) will reconstitute the terms of each share of AMPS (i.e., each share of preferred stock) of the Fund. Common and preferred stockholders should vote FOR this Proposal 3 if they agree with all of the proposed modified terms of the AMPS, as presented herein. The Board of Directors unanimously recommends a vote FOR this Proposal 3. However, if a stockholder does not approve of any one or more of the proposed modifications set forth in this Proposal 3, the stockholder should consider whether, taken as a whole, the stockholder approves of this Proposal 3, in which case the stockholder should vote FOR Proposal 3, or whether the stockholder’s disagreement with any element of the proposed modifications is such that the stockholder should consider voting against this Proposal 3.

Unless the context otherwise requires, the capitalized terms used but not defined in the discussion below will have the meaning ascribed to those terms in the proposed Articles of Amendment and Restatement. The discussion below is qualified in its entirety by reference to the proposed Articles of Amendment and Restatement included as Exhibit A.

Increasing the Maximum Rate of Distributions to Preferred Stockholders

Summary. The Articles Supplementary currently provide a cap on the rate of distributions that may be paid to the holders of the AMPS. The maximum rate of distributions is currently calculated as 150% of the ‘AA’ Composite Commercial Paper Rate. Because of recent record low commercial paper rates, and the variability of other competing cash management investment yields, there have been several times in recent months when distribution rates set in the auction process have nearly reached the maximum distribution rate. If the rate set at auction had exceeded the maximum distribution rate allowed, the AMPS would have been considered illiquid until the next reset date. In order to maintain liquidity of the AMPS, the Board is proposing that the formula for calculating the maximum rate of distributions to be paid to the holders of the AMPS be changed from 150% of the ‘AA’ Composite Commercial Paper Rate to the greater of (a) 200% of the ‘AA’ Composite Commercial Paper Rate or (b) 200 basis points plus the ‘AA’ Composite Commercial Paper Rate.

Discussion. Generally, the rate of distributions paid on the AMPS is set pursuant to a Dutch auction process. This means that the lowest bid received during an auction of a series of the AMPS that allows Sufficient Clearing Bids is the one that determines the actual rate of distributions paid on that series of the AMPS during any given Dividend Period. However, distributions on the AMPS may not exceed the Maximum Applicable Rate. Thus, under normal market conditions, if there are Sufficient Clearing Bids received in any given auction, the distribution rate will be less than the Maximum Applicable Rate, which is calculated as the product of the ‘AA’ Composite Commercial Paper Rate (i.e., the Reference Rate) and the applicable percentage (as shown in the table below):

Credit Ratings		Applicable Percentage of Reference Rate
Moody’s	S&P
“aa3” or higher	AA– or higher	150%
“a3” to “a1”	A– to A+	175%
“baa3” to “baa1”	BBB– to BBB+	250%
Below “baa3”	Below BBB–	300%

Since the AMPS were first issued in July of 1992 and through January 15, 2003, the average rate at which the AMPS have been bid is 4.58% which is the equivalent of 97.6% of the average ‘AA’ Composite Commercial Paper Rate for that period. Following the announcement by the Federal Reserve of a 50 basis point easing in interest rates on November 6, 2002, the AMPS auction rates dropped by a similar magnitude. However, during the period from November 8, 2002 through early 2003, the auction rates have come under steady upward pressure due to unusual market conditions and have risen as high as 149.77% of the ‘AA’ Composite Commercial Paper Rate. As of January 22, 2003, the AMPS were bid at a rate of 1.43% which was the equivalent of 113.3% of the ‘AA’ Composite Commercial Paper Rate on that date.

Common stockholders have generally benefited from the Fund’s issuance of the AMPS. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between rates available in Australia, Canada, New Zealand and the United Kingdom and rates available in the U.S., combined with the depreciation of the Australian dollar, the Canadian dollar, the New Zealand dollar and the Pound Sterling, have resulted in the AMPS having a negative impact on returns to holders of common stock. During the 12 months prior to January 31, 2003, the key investment trend was an end to the unilateral strength of the U.S. dollar. With U.S. interest rates at historic lows, the differential between the cost of the AMPS and the rates at which the Fund invests has been positive in recent months.

As mentioned above, last November the Federal Reserve abruptly lowered the Federal Funds rate to historic lows, dragging down the commercial paper rates to abnormally low levels. The AMPS, which compete with a large number of short-term tax-exempt offerings, did not decline as much as the more liquid commercial paper rates. This widened the spreads in yields between commercial paper rates and AMPS to levels nearly precluding the normally recurring AMPS auctions that provide essential investor liquidity.

Bids to purchase shares of the AMPS that exceed the Maximum Applicable Rate are not accepted. As a result, if there are not enough purchase or hold orders submitted at a rate below the Maximum Applicable Rate for all shares to be cleared, Sufficient Clearing Bids have not been obtained. If there are not Sufficient Clearing Bids made during any given auction, the auction is said to have “failed.” Under these circumstances, the distribution rate on the AMPS for that Dividend Period will be equal to the Maximum Applicable Rate. The holders of the AMPS during the Dividend Period immediately prior to the “failed” auction will continue to hold the AMPS until the next regularly scheduled auction at which Sufficient Clearing Bids are obtained. Under these circumstances, there may be limited liquidity in an AMPS investment.

In order to maintain the liquidity of the AMPS, the Board has determined that it is in the best interests of the Fund to increase the Maximum Applicable Rate. It is anticipated that, once market conditions return to their historically normal state, the average applicable rate will once again be well below the current Maximum Applicable Rate.

The Board considered the possibility of redeeming the AMPS in the event that the Maximum Applicable Rate is reached and sustained for any length of time. However, the Board rejected this option on the grounds that the AMPS have for the most part contributed positively over the years to the returns received by the holders of the Fund’s common stock. In addition, the Board considered that in order to redeem the AMPS, portfolio securities may need to be sold by the Fund at inopportune times and significant unrealized foreign exchange losses might have to be realized, lowering the amount of income available for distribution to holders of the Fund’s common stock. The Board also considered the fact that reissuing the AMPS at a later date would be costly. After balancing these potential costs against the costs to common stockholders of raising the Maximum Applicable Rate (including the cost of this proxy solicitation), the Board determined that this proposed amendment should be presented to stockholders for a vote as part of the Amendment and Restatement.

The proposed amendment would change the calculation of the Maximum Applicable Rate to the product of the Reference Rate and the greater of (a) the applicable percentage of the Reference Rate or (b) the Applicable Spread plus the Reference Rate (as shown in the table below):

Credit Ratings		Applicable Percentage of Reference Rate	Applicable Spread Plus Reference Rate
Moody’s	S&P
“aa3” or higher	AA– or higher	200%	200 bps
“a3” to “a1”	A– to A+	210%	210 bps
“baa3” to “baa1”	BBB– to BBB+	300%	300 bps
Below “baa3”	Below BBB–	325%	325 bps

Assuming the Fund continues to maintain a Aa/AA rating on the AMPS, the practical effect of this change is shown in the table below:

Reference Rate	Max. Rate Using the Applicable Percentage	Max. Rate Using the Applicable Spread	Method Used to Determine Maximum Applicable Rate
1%	2%	3%	Spread
2%	4%	4%	Either
3%	6%	5%	Percentage

Changing the Fund’s Regular Dividend Period

Summary. A Dividend Period is the number of days that will elapse between resets of the distribution rate on the AMPS. Currently, the Series W-7 AMPS have a Regular Dividend Period of seven days, meaning that the distribution rates on this series are currently reset every seven days. If Proposal 3 is approved by stockholders, the Fund would be able to reset the Regular Dividend Period every 28 days.

Discussion. Currently, a Regular Dividend Period for the Fund consists of seven days. Under certain market conditions, however, the Fund may declare a Special Dividend Period, consisting of more than seven days (e.g., a 28-day Dividend Period). In order for the Fund to declare a Special Dividend Period, it must first obtain permission from its Auction Agent and those Broker-Dealers who have entered into Broker-Dealer Agreements with the Auction Agent with respect to the Fund. Additionally, the Fund must give notice to the holders of the AMPS and must have written confirmation from the Rating Agencies that such a Special Dividend Period would not impair the then-current ratings of the AMPS. As of January 22, 2003, the Fund declared a Special Dividend Period which is scheduled to end on February 19, 2003. Although the Fund anticipates that it will continue to declare successive Special Dividend Periods, each for 28 days, for the next six to 24 months, there can be no assurance that the Fund will seek a Special Dividend Period at any given time or that, if a Special Dividend Period is sought by the Fund, the Auction Agent and each of the applicable Broker-Dealers will continue to grant the Fund permission to declare such Special Dividend Periods.

Moreover, in the event that Sufficient Clearing Bids for an Auction are not obtained, a Special Dividend Period may not be declared and the Dividend Period for that Auction must be a Regular Dividend Period. Thereafter, each successive Dividend Period must also be a Regular Dividend Period until Sufficient Clearing Bids have been obtained.

The Board has proposed charter amendments that would have the affect of changing the Regular Dividend Period from seven days to 28 days. If the proposed amendments are approved, a Special Dividend Period would consist of (i) a specified number of days (other than the number of days in the Regular Dividend Period) evenly divisible by seven, and not fewer than seven nor more than 364; or (ii) a specified number of whole years not greater than five years.

The Fund may use interest rate swaps to hedge the Fund’s liability with respect to the AMPS. At present, the Fund has been authorized by the Board to hedge up to one-third of the Fund’s liability with respect to the AMPS. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund’s outstanding AMPS. Pursuant to this authority, the Fund has entered into an interest rate swap to hedge against the liability with respect to one-third of the AMPS. This hedge is made more effective by the fact that the Fund is also utilizing a mechanism in its charter which allows it to declare a Special Dividend Period. As noted above, a lack of Sufficient Clearing Bids would cause each affected Dividend Period to be a Regular Dividend Period. The inability to use the Special Dividend Period mechanism under such circumstances may limit the effectiveness of the interest rate swap as a hedge. A 28-day Dividend Period would maximize the effectiveness of the Fund’s interest rate swap to hedge the AMPS. Moreover, amending the Fund’s charter to set the Regular Dividend Period to 28 days has the effect of reducing the Fund’s transaction costs associated with the monthly procedures currently required for declaring a Special Dividend Period.

It is possible that, during certain interest rate climates, the holders of the AMPS could be adversely affected by this change since resets of the distribution rate will generally be less frequent. However, those Broker-Dealers who have entered into Broker-Dealer Agreements with the Auction Agent with respect to the Fund would presumably object to the declaration of a given Special Dividend Period if market conditions were such that the AMPS would be adversely affected by a longer period between resets of the distribution rate. If Broker-Dealers object to the declaration of a Special Dividend Period, the Fund may not declare a Special Dividend Period.

Limitation of Separate Votes of Preferred Stockholders on Charter Amendments

Summary. Paragraph 6(d) of the current Articles Supplementary provides that the affirmative vote of a majority of the outstanding AMPS, voting separately as one class, is required to amend, alter or repeal the provisions of the Charter so as to “adversely affect” any of the contract rights of holders of the AMPS expressly set forth in the Charter. The effect of this change is to eliminate the need for a separate vote of the AMPS with respect to amendments to the Charter except in those instances where the contract rights of the holders of the AMPS would be materially and adversely affected.

Discussion. The bracketed language below indicates the proposed amendments, which, if approved by stockholders, would appear in paragraph 6(d) of Article XII of the Articles of Amendment and Restatement. The italicized language will be deleted.

Right to Vote with Respect to Certain Other Matters [Corporate Acts.] So long as any shares of AMPS are Outstanding, the Corporation shall not, [subject to the requirements of the Investment Company Act and Maryland law,] without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, other than the authorization, creation or issuance of other series of AMPS or increase the authorized amount of AMPS or any other Preferred Stock, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to [materially and] adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock[, or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of any such indebtedness, provided, however, that the Corporation may authorize the issuance of indebtedness for borrowed money, for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS Outstanding at any one time without any such consent or approval, provided that, with or without the consent or approval of the holders, such action would not result in the lowering of the then-current rating of the shares of AMPS by the Rating Agencies (as evidenced in writing by the Rating Agencies).] To the extent permitted under the 1940 [Investment Company] Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which [materially and] adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such [materially and] adversely affected series voting separately as a class). The Corporation shall notify Moody’s and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 [Investment Company] Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will, in each case, be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to [which] such vote would otherwise be required shall be effected, all outstanding [Outstanding] shares of AMPS shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

The effect of this change is to eliminate the need for a separate vote of the AMPS with respect to amendments to the Charter except in those instances where the contract rights of the holders of the AMPS would be materially and adversely affected. Any Charter amendment would still have to be made in accordance with the requirements of the Maryland General Corporation Law and any other applicable provisions of the Charter. This means that Charter amendments will, as a general matter, require the affirmative vote of a majority of the shares of common stock and preferred stock voting together.

A further discussion regarding paragraph 6(d)(iii), which appears as an addition in the text above, appears below. The other proposed changes that appear in the text above are non-substantive conforming changes.

Limitations on Liens and Borrowings

Summary: The current Articles Supplementary restrict the types of liens that may be created upon the Fund’s Eligible Portfolio Property and the circumstances under which the Fund may borrow money. If approved, the proposed Articles of Amendment and Restatement would expand the types of permissible liens to include (i) liens to secure payment for services rendered by the Auction Agent in connection with the AMPS, and (ii) liens otherwise incurred in connection with borrowings made in the Fund’s ordinary course of business in accordance with the Fund’s stated investment objective, policies and restrictions. Additionally, the current Articles Supplementary permit the Fund to borrow money for the clearance of portfolio transactions. If approved, the proposed Articles of Amendment and Restatement would expand the Fund’s permitted borrowing purposes to include temporary or emergency purposes and would limit the amount of permissible borrowing, as discussed below.

Discussion. The creation of liens upon Eligible Portfolio Property and indebtedness resulting from the borrowing of money can have an impact on the Fund’s ability to pay dividends. However, certain types of liens and the borrowing of money for specific purposes can benefit the Fund under certain circumstances. For example, the Fund may be able to avoid selling portfolio assets at inopportune times if it is permitted to create, incur or suffer to exist a lien upon its Eligible Portfolio Property to secure payment for services rendered by the Auction Agent in connection with the AMPS, or when it is permitted to borrow money for temporary or emergency purposes or for the clearance of its portfolio transactions.

The proposed amendment would modify paragraph 3(d)(iii) of the Articles Supplementary which currently reads:

(iii)  For so long as any shares of AMPS are outstanding, the Corporation shall not create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind (collectively “Liens”) upon any of its Eligible Portfolio Property, except for (A) Liens the validity of which are being contested in good faith by appropriate proceedings, and, in the case of Moody’s, with respect to which Moody’s has indicated would not affect the rating then assigned by Moody’s and (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty.

to read in paragraph 3(d)(iii) of Article XII of the proposed Articles of Amendment and Restatement as follows:

(iii)  For so long as any shares of AMPS are Outstanding, the Corporation shall not: create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind (collectively “Liens”) upon any of its Eligible Portfolio Property, except for (A) Liens the validity of which are being contested in good faith by appropriate proceedings, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered by the Auction Agent in connection with the AMPS, and (D) Liens otherwise incurred in connection with borrowings made in the ordinary course of business in accordance with the Corporation’s stated investment objective, policies and restrictions.

The Fund does not believe that any liens on the Fund’s portfolio securities are likely to exist or that, if liens of the type contemplated by sub-paragraphs (C) or (D) are incurred, that such liens would be material in amount or of more than a temporary duration. Moreover, the proposed exception for liens in connection with borrowings is related to the proposed change to the restriction on borrowing explained below.

Currently, the Fund is permitted to borrow money for the clearance of portfolio transactions, subject to receiving written confirmation from S&P and Moody’s that such activity would not adversely affect their current ratings on the AMPS. If the proposed amendment is approved by stockholders, paragraph 6(d) of Article XII of the proposed Articles of Amendment and Restatement would also permit the Fund to borrow money for temporary or emergency purposes. The specific changes are shown below.

The proposed amendment would modify paragraph 2(d)(iv) of the Articles Supplementary which currently reads, in relevant part:

(iv)  For so long as the AMPS shall be rated by S&P or Moody’s, the Corporation shall not borrow money, except for the purpose of clearing transactions in portfolio securities, or guaranty another party’s obligations.

to read, in relevant part, in paragraph 6(d) of Article XII of the proposed Articles of Amendment and Restatement as follows:

(d)  Corporate Acts. So long as any shares of AMPS are Outstanding, the Corporation shall not, subject to the requirements of the Investment Company Act and Maryland law, without the affirmative vote of the holders of a majority of Preferred Stock Outstanding at the time, voting separately as one class: ...(iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of any such indebtedness, provided, however, that, subject to the requirements of the Investment Company Act, the Corporation may authorize the issuance of indebtedness for borrowed money, for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS Outstanding at any one time without any such consent or approval, provided that, with or without the consent or approval of the holders, such action would not result in the lowering of the then-current rating of the shares of AMPS by the Rating Agencies (as evidenced in writing by the Rating Agencies).

As indicated in the quoted language above, any borrowing by the Fund, without prior stockholder approval, would be limited to an amount equal to the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of

AMPS Outstanding at any one time. However, because the liquidation preference of the current shares of AMPS Outstanding is $30 million, the current effective limit on borrowings by the Fund would be $3 million. As of January 31, 2003, $3 million would be equivalent to approximately 2.22% of the Fund’s total net asset value and 2.86% of the Fund’s net assets attributable to common stock. Moreover, even for that limited amount of borrowing, the Fund must receive written assurances from S&P and Moody’s that any such borrowings will not lower the then-current rating of the AMPS.

To the extent that any borrowing by the Fund involves additional leveraging, the Fund may be subject to the risk that, if the Fund’s portfolio securities decline in value while such transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in the value of the securities. Thus, borrowing may exaggerate the effect of the Fund’s net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs.

Nonetheless, neither the Investment Manager nor the Investment Adviser to the Fund presently intends to alter the manner in which it manages the Fund, nor do they believe that the proposed amendments will, either individually or in the aggregate, materially affect the investment risk associated with the Fund.

Use of Certain Derivatives

Summary. Despite the fact that stockholders have previously approved the Fund’s use of derivatives, there is currently a provision of the Articles Supplementary that limits the Fund’s ability to hedge certain portfolio securities and limits the Fund’s ability to enter into futures and options with respect to certain portfolio securities. If Proposal 3 is approved, those restrictions would be removed. However, the Fund will still have to seek the written approval of S&P and Moody’s prior to utilizing any types of derivatives not previously approved in writing by S&P and Moody’s.

Discussion. In March 1999, the Fund’s stockholders approved a series of proposals allowing the Fund, among other things, to use derivatives to manage currency and interest rate risk, as well as to replicate or substitute for physical securities, such as bonds, bills, cash and foreign exchange securities. However, the Fund’s use of derivatives continues to be limited by certain provisions of its Articles Supplementary. Therefore, the proposed Amendment and Restatement includes amendments that would allow the Fund to make better use of derivative instruments. The use of derivatives would still be subject to any restrictions imposed by S&P or Moody’s in order for the Fund to maintain its current ratings.

The proposed amendments would modify (and renumber) paragraph 2(d)(iv) of the Articles Supplementary which currently reads:

(iv)  For so long as the AMPS shall be rated by S&P or Moody’s, the Corporation shall not …borrow money, except for the purpose of clearing transactions in portfolio securities, or guaranty another party’s obligations or, unless it has received written confirmation from S&P and/or Moody’s that such activity would not adversely affect the respective ratings of S&P and/or Moody’s, (i) lend securities, (ii) issue any class or series of stock ranking prior to or on a parity with any series of AMPS with respect to the payment of dividends or the distribution of assets of the Corporation, (iii) engage in short sales, (iv) sell or purchase futures or options other than Forward Contracts, (v) engage in reverse repurchase agreements or (vi) merge or consolidate with any other corporation or entity.

to read in paragraph 3(d)(v) of Article XII of the proposed Articles of Amendment and Restatement as follows:

(v)  For so long as the AMPS shall be rated by S&P or Moody’s, the Corporation shall not:

(A)  issue any other series or class of stock which is senior to the AMPS;

(B)  issue any series or class of stock which is on a parity with the shares of AMPS unless it has been advised in writing by the Rating Agencies that such issuance will not adversely affect their respective then-current ratings of the AMPS; or

(C)  engage in short sales of securities or reverse repurchase agreements.

S&P and Moody’s have previously given their written assurances that lending securities would not adversely affect their respective ratings, so the removal of that provision is solely ministerial. The principal effect of this proposed amendment would be to move the restrictions on selling or purchasing futures or options other than Forward Contracts to paragraph 7(d), which is discussed below.

The restriction on borrowing would be moved to another provision and would be made more restrictive. The amended restriction on borrowing appears in paragraph 6(d) of Article XII of the proposed Articles of Amendment and Restatement. That provision is discussed further above.

The proposed amendments would also modify paragraph 10 of the Articles Supplementary which currently reads:

10.  Other Permitted Assets.

In addition to Eligible Portfolio Property, the Corporation may own other assets and securities, if the inclusion of any such type of assets or securities is deemed by the Board of Directors to be in the best interest of the Corporation. Other assets and other securities may be included in a Rating Agency’s Eligible Portfolio Property if such Rating Agency has advised the Corporation in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS.

to read in paragraph 7(d) of Article XII of the proposed Articles of Amendment and Restatement as follows:

(d)  Other Permitted Assets.

(i)  In addition to Eligible Portfolio Property, the Corporation may own Other Permitted Assets and may also own other securities, if the inclusion of any such type of other securities is deemed by the Board of Directors to be in the best interest of the Corporation.

(ii)  Other Permitted Assets and such other securities may be included in Eligible Portfolio Property if the Rating Agencies have advised the Corporation in writing that the inclusion of such Other Permitted Assets or other securities in Eligible Portfolio Property would not adversely affect their respective then-current ratings of the shares of AMPS.

(iii)  The Fund may engage in transactions in Derivatives, subject to any limitations imposed by the Rating Agencies. Derivatives may be included in a Rating Agency’s Eligible Portfolio Property if such Rating Agency has advised the Corporation in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS. With respect to options, the Fund may purchase and sell (write) options, subject to any limitations imposed by the Rating Agencies.

The proposed amendments would also add the following definition to paragraph 1(a) of Article XII of the Articles of Amendment and Restatement:

“Derivatives” include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts (including, but not limited to, Forward Contracts), forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency-linked notes.

Finally, the proposed amendments would modify the definition of “Other Permitted Assets” in paragraph 1(a) of Article XII of the Articles of Amendment and Restatement to add the word “Derivatives.”

It should be noted that nothing contained in the proposed Articles of Amendment and Restatement would eliminate the need for the Fund to seek the written approval of S&P and Moody’s prior to utilizing any types of derivatives not previously approved in writing by S&P and Moody’s.

Force Majeure

Summary.  In directing the management of the business and affairs of the Fund, the Fund’s Board of Directors has been required from time to time to interpret the terms of the Articles Supplementary for the Fund to take certain actions. The amendments proposed have the purpose of incorporating one of those interpretations into the terms of the Charter.

Discussion.  The Board has been required to interpret the terms of the Articles Supplementary for the Fund to take certain actions. One such interpretation involves the effect that events such as September 11, 2001 have on Auction procedures. New paragraph 8(f) of Article XII of the proposed Articles of Amendment and Restatement simply incorporates in the form of a Charter provision the interpretation the Board made in the days following September 11, 2001 when the auction that was regularly scheduled for that week did not occur.

New paragraph 8(f) of Article XII of the proposed Articles of Amendment and Restatement provides that in the event that an Auction does not occur on a regular auction date because of any act of God, strike, riot, act of war, act of terrorism, equipment failure, power failure or damage or other causes reasonably beyond the control of the Fund or the Auction Agent, each Existing Holder as of that auction date will continue to hold the shares of AMPS held by that Existing Holder until the next regularly scheduled auction date. The Applicable Rate for any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of the force majeure provision will be the same Applicable Rate as applied during the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of the force majeure provision.

Restatement and Conforming Amendments

Summary. As authorized by the Articles Supplementary, the Board, from time to time in the last 10 years, has added, altered or deleted a number of terms and definitions from the Articles Supplementary in connection with obtaining the appropriate ratings for the AMPS. The Board has determined that it is in the best interests of the Fund to file Articles of Amendment and Restatement to reflect all of those changes in the Articles Supplementary. If approved, such Articles of Amendment and Restatement would integrate all such prior changes into one document. In addition, the proposed Articles of Amendment and Restatement include a variety of changes designed to conform the terms governing the Series W-7 AMPS to the terms governing the AMPS issued by Aberdeen Asia-Pacific Income Fund, Inc., another closed-end investment company in the same fund complex as the Fund. Such changes do not affect the contract rights of stockholders or the risk profile of the Fund. All of these changes are meant to make interpretation and administration easier.

Discussion. The Series W-7 AMPS were created in July, 1992. Since their creation, S&P and Moody’s have refined their requirements for the maintenance of the current rating of the Fund’s AMPS. Specifically, S&P and Moody’s do not currently require certain administrative provisions related to the maintenance of the ratings that had been required previously. When these refinements occurred, S&P and Moody’s advised the Fund that it no longer needed to perform the calculations or take the ministerial steps required by those administrative provisions with respect to the AMPS.

In addition, the terms and conditions of the auction market preferred stock issued by Aberdeen Asia-Pacific Income Fund, Inc., another closed-end investment company in the same complex as the Fund, are similar to those of the Articles

Supplementary in many respects. However, there are differences in the way certain terms and conditions are phrased, even though the substance of the provisions is the same. In order to make interpretations easier and more uniform within the complex, the proposed Articles of Amendment and Restatement include a variety of amendments designed to conform the provisions of these documents to the extent practicable without otherwise changing the substance of the provisions.

Amendments to the names of service providers that have changed over the years are also included in the proposed Articles of Amendment and Restatement.

The attached Articles of Amendment and Restatement integrate (i) a restatement (without amendments) of the Fund’s current Charter, including the original Articles of Amendment and Restatement, (ii) each previously filed Articles of Amendment, (iii) each previously filed Articles Supplementary not affecting the terms of Article XII of the proposed Articles of Amendment and Restatement, and (iv) those amendments described in Proposal 3.

The Board of Directors recommends that common and preferred stockholders vote FOR Proposal 3.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Hugh Young 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 44	President	Since 2001

Managing Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (from 1991 to 2002); Managing Director of Aberdeen Asset Management Asia Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 1992); Managing Director of Aberdeen International Fund Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 2000); Director of the Investment Manager and the Investment Adviser (since 2001); Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.

Christian Pittard P.O. Box 641 One Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 29	Treasurer and Assistant Secretary	Since 2001

Managing Director of the Fund’s Investment Manager (since 2001); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Michael Karagianis One Bow Churchyard London EC4M 9HH United Kingdom Age: 39	Vice President	Since 2002

Vice President (since 2002) and Assistant Vice President (from 2001 to 2002) of the Fund; Director of Economics and Investment Strategy of the Fund’s Investment Adviser (since 1999); Director of Portfolio Investment of County Investment Management (from 1995 to 1999).

Roy M. Randall Level 40, Chifley Tower Two Chifley Square Sydney, NSW 2000 Australia Age: 66	Secretary	Since 1992	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, Australian counsel to the Fund (from 1997 through 2002).

*	The named officer holds the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.
**	Officers hold their positions with the Fund until a successor has been duly elected and qualify. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.

Ownership of Securities

As of December 31, 2002, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock, and no shares of the Fund’s preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2002, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund is as follows:

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies *
Laurence S. Freedman	$1 to $10,000	$10,001 to $50,000
Martin J. Gilbert	$1 to $10,000	$10,001 to $50,000

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies *
David L. Elsum	$10,001 to $50,000	$10,001 to $50,000
Neville J. Miles	$1 to $10,000	$10,001 to $50,000
William J. Potter	$1 to $10,000	$10,001 to $50,000
Peter D. Sacks	$1 to $10,000	$10,001 to $50,000
Dr. Anton E. Schrafl	$1 to $10,000	$10,001 to $50,000
E. Duff Scott	$10,001 to $50,000	$10,001 to $50,000
John T. Sheehy	$1 to $10,000	$10,001 to $50,000
Warren C. Smith	$50,001 to $100,000	$50,001 to $100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which have a common Investment Manager and Investment Adviser with the Fund, but which do not hold themselves out to investors as related companies to the Fund for purposes of investment and investor services.

Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of December 31, 2002, the executive officers of the Fund owned no shares of the Fund’s common stock or preferred stock.

Committees and Board of Directors Meetings

The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Independent Directors. Each member is also “independent” within the meaning of the New York Stock Exchange (“NYSE”) listing standards. The Audit and Valuation Committee pre-approves and reviews both the audit and non-audit work of the Fund’s independent accountants, submits recommendations to the Board of Directors as to the selection of independent accountants and reviews compliance of the Fund with regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service, and other related matters.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund’s Audit Charter is attached to this Proxy Statement as Exhibit A. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2002. The members of the Fund’s Audit and Valuation Committee are Messrs. William J. Potter, Peter D. Sacks and E. Duff Scott.

The Board of Directors also has a standing Contract Review Committee, composed entirely of Independent Directors. The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, William J. Potter, Peter D. Sacks and John T. Sheehy.

The Board of Directors also has a standing Nominating Committee, composed entirely of Independent Directors. The Nominating Committee considers candidates for service as Fund Directors and remuneration to be paid to Fund Directors. The Nominating Committee does not consider nominees recommended by security holders. The members of the Fund’s Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

During the Fund’s fiscal year ended October 31, 2002, the Board of Directors held four meetings, the Audit and Valuation Committee held two meetings, the Contract Review Committee held no meetings, and the Nominating Committee held three meetings. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. In the column headed “Total Compensation From Fund and Fund Complex Paid to Directors,” the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2002. Directors are paid a fee of $16,000 per year. Members of the Fund’s Audit and Valuation Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

Compensation Table

Fiscal Year Ended October 31, 2002

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
David L. Elsum	$16,000	N/A	N/A	$52,000	(3)
Lawrence S. Freedman‡	$0	N/A	N/A	$0	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(2)
Neville J. Miles	$21,000	N/A	N/A	$66,500	(3)
William J. Potter	$21,000	N/A	N/A	$61,500	(3)
Sir David Rowe-Ham*	$12,000	N/A	N/A	$23,000	(2)
Peter D. Sacks	$17,500	N/A	N/A	$55,000	(3)
E. Duff Scott	$17,000	N/A	N/A	$17,000	(1)
Warren C. Smith	$16,000	N/A	N/A	$16,000	(1)
Hugh Young*	$0	N/A	N/A	$0	(2)
Preferred Directors:
Dr. Anton E. Schrafl	$16,000	N/A	N/A	$22,000	(2)
John T. Sheehy	$19,000	N/A	N/A	$63,000	(3)

‡	Mr. Freedman is paid consulting fees by the Fund’s Investment Manager equal to the fees paid to the Fund’s Independent Directors of funds in the fund complex of which Mr. Freedman is a director. For the fiscal year ended October 31, 2002, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $32,000 with respect to the two funds of which Mr. Freedman is a director in the fund complex, of which $16,000 was paid with respect to the Fund.
*	Sir David Rowe-Ham resigned from the Board of Directors effective August 1, 2002. Mr. Hugh Young resigned from the Board of Directors effective September 12, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2002, its Reporting Persons complied with all applicable filing requirements.

Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited serves as investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000, respectively. The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (“AAMHL”), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW, Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent company of the Investment Manager and the Investment Adviser. Mr. Gilbert is also a stockholder of Aberdeen Asset Management PLC. Mr. Hugh Young, President of the Fund, also serves as a director of the Investment Manager and the Investment Adviser. Mr. Young is a stockholder of Aberdeen Asset Management PLC.

Under the terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management Inc.), an affiliate of the Investment Manager and the Investment Adviser, provides investor relations services to the Fund for a monthly retainer of $4,000, plus out-of-pocket expenses.

On December 22, 2000, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited (“EICIL”) were transferred to Aberdeen Asset Management PLC, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman and Brian M. Sherman are the principal stockholders, and the stockholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were Directors and the principal stockholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as Directors of the Investment Manager.

In 2001, entities of which Messrs. Freedman and Sherman are the principal stockholders sold (i) 275,000 shares of the Fund’s common stock to Real Estate Opportunities Fund, a fund managed by an affiliate of the Fund’s Investment Manager and Investment Adviser, for $2,447,500, and (ii) 130,897 shares of the Fund’s common stock to American Monthly Income Trust Limited, a fund managed by an affiliate of the Fund’s Investment Manager and Investment Adviser, for $1,164,983.

INFORMATION REGARDING INDEPENDENT ACCOUNTANTS

The Board of Directors of the Fund, upon recommendation of the Audit and Valuation Committee, has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2003. During the fiscal year ended October 31, 2002, the fees for services rendered by PwC were:

Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees*
$78,770	None	$58,750

*	This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

The Audit and Valuation Committee of the Fund has reviewed information presented by the Fund’s independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered whether the provision of non-audit services to the Fund and of professional services to the Fund’s Investment Adviser and to entities controlling, controlled by, and under common control with, the Fund’s Investment Adviser that provide services to the Fund is compatible with maintaining the independence of the Fund’s independent accountants. The Fund knows of no direct or indirect interest of PwC in the Fund.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

ADDITIONAL INFORMATION

Administrator. The Fund’s administrator is Princeton Administrators, L.P., Box 9095, Princeton, NJ 08543.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. (“Georgeson”) will be retained to assist in the solicitation of proxies. Georgeson will be paid a project fee of $14,000 by the Fund, and the Fund will reimburse Georgeson for its related expenses. Total payments to Georgeson are expected to be between $26,000 and $29,000.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 21, 2003. As mentioned above, Georgeson will be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their proxy. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings with the SEC as of January 31, 2003, the only beneficial owners of more than 5% of the voting securities of the Fund were:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock, par value $0.01 per share	Citigroup Inc. 399 Park Avenue New York, New York 10043	748,910	8.08%

Stockholder Proposals. If a stockholder intends to present a proposal at the Annual Meeting of Stockholders of the Fund to be held in 2004 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and such proposal must be received by the Secretary no later than October 24, 2003.

Stockholders wishing to present proposals at the Annual Meeting of Stockholders of the Fund to be held in 2004 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08356, and such notice must be received by the Secretary no sooner than December 17, 2003 and no later than January 16, 2004 in the form prescribed in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Roy M. Randall

Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

February 19, 2003

EXHIBIT A

ABERDEEN GLOBAL INCOME FUND, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

1.  Aberdeen Global Income Fund, Inc., a Maryland corporation, desires to amend and restate its Charter as currently in effect and as hereinafter amended.

2.  The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I:    Incorporator.

The undersigned, Margaret A. Bancroft, whose post office address is 477 Madison Avenue, New York, New York 10022, being at least eighteen years of age, does hereby act as incorporator under and by virtue of the Maryland General Corporation Law (“MGCL”).

ARTICLE II:    Name.

The name of the corporation is Aberdeen Global Income Fund, Inc. (the “Corporation”).

ARTICLE III:    Corporate Purposes and Powers.

The purposes for which the Corporation is formed are to act as an investment company under the Federal Investment Company Act of 1940, as amended, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

ARTICLE IV:    Address and Resident Agent.

The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE V:    Capital Stock.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 400,000,000 shares with an aggregate par value of $400,000 initially divided into two classes of 300,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”), and of 100,000,000 shares of Preferred Stock $.001 par value per share (“Preferred Stock”), consisting of 1,200 shares of Auction Market Preferred Stock, Series W-7. The Board of Directors may classify or reclassify any unissued shares of stock by, among other things, setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Common Stock and the Preferred Stock are as follows:

(a)  Common Stock.

(i)  Dividends.    Subject to law and to the preferences of the Preferred Stock, the holders of the Common Stock shall be entitled to receive dividends at such time and in such amounts as may be determined by the Board of Directors.

(ii)  Voting.    Except as provided by law or as otherwise contemplated by the Corporation’s charter (the “Charter”), each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of the stockholders of the Corporation and shares of Common Stock shall be voted together with all other shares of the Corporation’s capital stock as one class.

(iii)  Liquidation.    In the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of the Preferred Stock shall be entitled upon liquidation, the holders of the Common Stock shall be entitled to share in the remaining assets of the Corporation according to their respective interests.

(b)  Preferred Stock.

(i)  Authority of the Board of Directors to issue in one or more series.    Authority is expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each such series to the full extent now or hereafter permitted by law and subject to this Article V, including but not limited to the following:

(A) The number of shares of each such series, which may subsequently be increased (except as otherwise provided by resolution or resolutions of the Board of Directors providing for the issue of such series) or decreased (to a number not less than the number of shares then outstanding) by resolution or resolutions of the Board of Directors, and the distinctive designation of each such series;

(B)  The rates or amounts, the periods, and the times of payment of dividends on shares of each such series;

(C)  The voting powers, if any, of the holders of each such series in addition to the voting powers provided by law and by this Charter;

(D)  The terms and conditions, if any, upon which the shares of each such series shall be convertible into or exchangeable for shares of any other series, class or classes, or any other property, to the full extent now or hereafter permitted by law;

(E)  The time or times during which the price, or prices at which, and the terms and conditions on which, the shares of each such series may be redeemed;

(F)  The terms of any sinking fund to be applied to the purchase or redemption, or both, of shares of each such series, and the terms and amount of any sinking fund payments and the manner of their application; and

(G)  The amount which the holders of each such series shall be entitled to receive in the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(ii)  Dividends.    The holders of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rates or amounts, for the periods, and at the times, determined in the manner specified for such series by the Board of Directors as authorized in the preceding part (b) (i) of this Article V.

(iii)  Voting.    Except as provided by law or as otherwise contemplated by the Corporation’s Charter, including any Articles Supplementary, each outstanding share of Preferred Stock shall be entitled to one vote on each matter submitted to a vote of stockholders of the Corporation and shares of Preferred Stock of all series shall be voted together with all shares of the Corporation’s capital stock as one class.

(A) Directors.    At any meeting of stockholders of the Corporation at which Directors are to be elected, the holders of shares of Preferred Stock of all series, voting separately as a single class, shall be entitled to elect two members of the Board of Directors, and the holders of Common Stock, voting separately as a single class, shall be entitled to elect the balance of the members of the Board of Directors.

If at any time dividends on any outstanding Preferred Stock of any series shall be unpaid in an amount equal to two full years’ dividends, the number of Directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the number of Directors then constituting the Board of Directors, shall together with the two Directors elected by the holders of Preferred Stock pursuant to the preceding paragraph, constitute a majority of such increased number; and at a special meeting of stockholders, which shall be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of Preferred Stock of all series voting separately as a single class shall be entitled to elect the smallest number of additional Directors of the Corporation who, together with the two Directors elected by the holders of Preferred Stock pursuant to the preceding paragraph, will constitute a majority of the total number of Directors of the Corporation so increased. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends accrued and payable on all outstanding shares of Preferred Stock of all series for all past dividend periods, the voting rights stated is this paragraph shall cease, and the terms of office of all additional Directors elected by the holders of Preferred Stock terminate automatically.

Any vacancy in the office of any Director elected by the holders of shares of Preferred Stock may be filled by the remaining Directors (or Director) so elected or, if not so filled, by the holders of shares of Preferred Stock of all series, voting separately as a single class, at any meeting of stockholders for the election of Directors, provided, however, if Preferred Stock of any series is issued and at the time of issuance no existing Directors have been elected by the holders of Preferred Stock, then a majority of the Corporation’s Directors, whether or not sufficient to constitute a quorum, may fill such vacancy or vacancies.

(B)  Other Voting Rights.    In addition to any approval by stockholders that might otherwise be required by law or pursuant to the terms of any resolution fixing the terms of any series of Preferred Stock or amending any such terms, the approval of the holders of a majority of outstanding shares of Preferred Stock of all series, voting separately as a single class, shall be required to adopt any plan of reorganization that would adversely affect holders of the Preferred Stock, or take any action requiring a vote of security holders pursuant to Section 13(a) of the Investment Company Act of 1940, as amended.

(iv)  Liquidation.    In the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock of each series shall be entitled to receive only such amount or amounts, including accrued and unpaid dividends, as shall have been fixed by the Corporation’s Charter or by the resolution or resolutions of the Board of Directors providing for the issue of such series. If, upon any such merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of Preferred Stock of all series should be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of shares of Preferred Stock ratably in any such distribution of assets according to the respective amounts that would be payable on all such shares if all amounts thereon were paid in full.

(c)  All Stock.    No preemptive rights. No holder of shares of the Corporation, whether now or hereafter authorized, shall be entitled as of right to acquire from the Corporation any shares of the Corporation, whether now or hereafter authorized.

ARTICLE VI:    Board of Directors.

(a)  Number of Directors.

The number of Directors of the Corporation consisted initially of one director and thereafter of that number of Directors as is specified in the By-Laws of the Corporation. The name of that person who acted as the initial Director until the first annual meeting and until his successor was elected and qualified was Timothy P. Sullivan.

(b)  Classified Board.

The Directors elected by holders of Common Stock shall be divided into three classes, as nearly equal in number as possible, and shall be designated as Class I, Class II, and Class III Directors, respectively, with the Class I Directors to be originally elected for a term expiring at the annual meeting held in 1993, the Class II Directors to be originally elected for a term expiring at the annual meeting held in 1994 and the Class III Directors to be originally elected for a term expiring at the annual meeting held in 1995. After expiration of the terms of office specified for such Directors, the Directors of each class shall serve for terms of three years, or, when filling a vacancy, for the unexpired portion of such term and until their successors are elected and have qualified.

(c)  Removal of Directors.

The stockholders of any class of stock may, by the affirmative vote of the holders of shares representing at least 80% of the outstanding shares of such class of stock, remove any Director or Directors of such class from office, for cause only and similarly elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Director or Directors.

ARTICLE VII:    Management of the Affairs of the Corporation.

(a)  Power Vested in Board.

All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by the Charter or by the By-Laws) shall be vested in and exercised by the Board of Directors.

(b)  Power to Adopt By-Laws.

The Board of Directors shall have the power to adopt, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide.

(c)  Corporation’s Books and Accounts.

The Board of Directors shall have power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the By-Laws.

(d)  Determination of Net Income, etc.

The Board of Directors shall have the power to determine, as provided herein or in any Articles Supplementary, or if provision is not so made, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of Common Stock of the Corporation.

(e)  Declaration of Dividends.

The Board of Directors shall have the power to declare and distribute dividends from funds legally available therefor in such amount, if any, and in such manner and to the stockholders of record as of such date, as the Board of Directors may determine.

ARTICLE VIII:    Special Vote of Stockholders.

(a)  Except as otherwise provided in this Article VIII, the vote of the holders of shares representing at least 80% of the outstanding shares of the Corporation’s Common Stock and Preferred Stock of all series voting as a single class shall be necessary to effect any of the following actions unless the Continuing Directors (as hereinafter defined) of the Corporation by a vote of at least 66 2/3% of such Directors, approve such action, in which case, except as otherwise required by law or the Charter of the Corporation (x) with respect to those matters and transactions for which a stockholder vote is required under Maryland law, the requisite vote shall be the vote of at least a majority of the outstanding shares of the Corporation’s Common Stock and Preferred Stock of all series voting as a single class, and (y) with respect to those matters and transactions for which a stockholder vote is not required under Maryland law, no stockholder vote will be required:

(i)  any amendment to the Corporation’s Charter to make the Corporation’s Common Stock a “redeemable security” (as such term is defined in the Investment Company Act of 1940) or to otherwise effect the conversion of the Corporation from closed-end to open-end status under the Investment Company Act of 1940;

(ii)  any amendment to the Corporation’s Charter to provide for fewer than three classes of Directors elected by the holders of Common Stock;

(iii)  any amendment to the Corporation’s Charter to reduce the 80% vote required by the holders of the Corporation’s Common Stock and Preferred Stock or the 66 2/3% vote required by the Continuing Directors pursuant to this Article VIII;

(iv)  any amendment to Article X of the Corporation’s Charter;

(v)  any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation’s assets; or

(vi)  any Business Combination (as hereinafter defined).

(b)  For the purposes of this Article VIII:

(i)  “Business Combination” shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

(A)  any merger or consolidation of the Corporation with or into any other person;

(B)  the liquidation or dissolution of the Corporation;

(C)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for transactions of the Corporation effected in the ordinary course of the Corporation’s investment activities;

(D)  the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (1) sales of any securities of the Corporation in connection with a public offering thereof, (2) issuance of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (3) issuance of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

(ii)  “Continuing Director” shall mean any member of the Board of Directors of the Corporation who has been a member of the Board of Directors for a period of at least 12 months, or who is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

(iii)  “Person” shall mean an individual, a corporation, a trust or a partnership.

(c)  Except as otherwise provided in the Corporation’s Charter or as otherwise provided in the Investment Company Act of 1940, notwithstanding any provision of law requiring authorization of any action by a greater proportion than a majority of the total number of shares of all classes of the Corporation’s stock or of the total number of shares of any class of the Corporation’s stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of outstanding shares of all classes of the Corporation’s stock outstanding and entitled to vote thereon.

ARTICLE IX:    Liability; Indemnification.

(a)  Indemnification.

The Corporation, including its successors and assigns, shall indemnify its Directors and Officers and make advanced payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any Director, Officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article IX shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Corporation’s Charter shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

(b)  Liability for Money Damages.

To the fullest extend permitted by the MGCL and the Investment Company Act of 1940, as amended, no Director or Officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to the Corporation’s Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to Directors and Officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

(c)  Reliance.

In performance of his duties, a director is entitled to rely on information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the MGCL or otherwise in accordance with applicable law shall have no liability by reason of being or having been a Director of the Corporation.

ARTICLE X:    Amendment.

(a)  Right to Amend.

The Corporation reserves the right to amend, alter, change or repeal any provision of the Corporation’s Charter (including any amendment that alters the contract rights, expressly set forth in the Charter, of any outstanding stock), and all rights conferred upon stockholders herein are granted subject to this reservation.

(b)  Required Vote.

The provisions of this Article X and Articles VI and VIII may not be amended, altered, changed or repealed except by the approval of holders of shares of stock representing at least 80% of the outstanding shares of Common Stock and Preferred Stock of all series voting as a single class.

ARTICLE XI:    References to Statutes, Articles, and By-Laws.

All references herein to statutes, the Charter or the By-Laws shall be deemed to refer to those statutes, the Charter or those By-Laws as they are amended and in effect from time to time.

ARTICLE XII:

The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the following series of Preferred Stock are:

DESIGNATION

SERIES W-7: A series of up to 1,200 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated “Auction Market Preferred Stock, Series W-7.” Each share of Auction Market Preferred Stock, Series W-7 shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of August 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation’s Charter applicable to preferred stock of the Corporation, as are set forth in this Article XII. The Auction Market Preferred Stock, Series W-7 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series W-7 shall be identical except as provided in paragraph 3 of this Article XII.

1.  Definitions.

(a)  Capitalized terms not defined in this paragraph 1 shall have the respective meanings specified in paragraph 8(a) of this Article XII. In this Article XII, unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings, whether used in the singular or plural:

“‘AA’ Composite Commercial Paper Rate,” on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or “Aa” by Moody’s, or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent on the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer then 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

“Accountant’s Confirmation” has the meaning set forth in paragraph 7(b)(iii) of this Article XII.

“Administrator” shall mean Princeton Administrators, L.P. or any successor administrator to the Corporation who acts in such capacity.

“Affiliate” shall mean any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.

“Agent Member” means the member of the Securities Depository that will act on behalf of a Beneficial Owner or a Potential Beneficial Owner.

“AMPS” means the Auction Market Preferred Stock, Series W-7 of the Corporation, where appropriate, any other series of the Corporation’s Auction Market Preferred Stock.

“AMPS Basic Maintenance Amount” means, as of any Valuation Date, the dollar amount equal to the sum of (i) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of (A) $25,000 and (B) any applicable redemption premium attributable to the designation of a Premium Call Period; (ii) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS Outstanding, in each case, to (but not including) the end of the current Dividend Period that follows such Valuation Date; (iii) the aggregate amount of cash dividends that would accumulate at the then current Maximum Applicable Rate on any shares of AMPS Outstanding from the end of such Dividend Period through the 48th day after such Valuation Date, multiplied by the larger of the potential dividend rate increase factors (currently 304%) determined from time to time by Moody’s and S&P (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (iv) the aggregate principal amount of any then-outstanding indebtedness of the Corporation for money borrowed; (v) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; and (vi) the greater of $50,000 or the Corporation’s current liabilities as of such Valuation Date not otherwise reflected in any of (i) through (v) above.

“AMPS Basic Maintenance Cure Date,” with respect to the failure by the Corporation to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) of this Article XII) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.

“AMPS Basic Maintenance Report” means a report executed by the Corporation with respect to the valuation (in U.S. dollars) of the Eligible Portfolio Property, as described in paragraph 7(b) of this Article XII; provided, that all or any portion of any such report may be prepared by the Custodian, Aberdeen Asset Management Limited, the Administrator and/or Aberdeen Asset Managers (CI) Limited; provided further that such AMPS Basic Maintenance Report may be delivered to the Auction Agent and the Rating Agencies in summary form, however, the Corporation shall retain a copy of the full AMPS Basic Maintenance Report in its files and make such report available to its Independent Accountants and the Rating Agencies upon their request.

“AMPS Interest Rate Swap” means a contractual agreement whereby the Corporation contracts with an Eligible AMPS Interest Rate Swap Counterparty to engage, for a period of time not to exceed two years, in an interest rate swap with a notional value of up to one-third of the value of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding at the time the interest rate swap commences. If the Corporation fails to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) of this Article XII) as of each Valuation Date, and will not be able to cure such failure by the AMPS Basic Maintenance Cure Date, the Corporation must terminate any then-outstanding AMPS Interest Rate Swaps by the close of business on the AMPS Basic Maintenance Cure Date.

“ANNIE MAEs” are securities issued against mortgage pools by Australian National Mortgage Pool Agency Ltd., an affiliate of Security Pacific National Bank.

“Applicable Percentage” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Applicable Rate” means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period, which rate, after the Initial Dividend Period, shall be determined by the Auction Agent in accordance with paragraph 8(d) of this Article XII.

“Applicable Spread” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Asian Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by Moody’s from time to time, and, in the case of S&P, Yankee Bonds that are (i) issued by issuers from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by S&P from time to time, and (ii) are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level

Aa3/AA- or better	100%

Below Aa3/AA-	50%

Below A3/A-	25%

Below BBB3/BBB-	10%

“Auction” means each operation of the Auction Procedures.

“Auction Agent” means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, paying agent and redemption agent for the AMPS.

“Auction Date” has the meaning specified in paragraph 8(a) of this Article XII.

“Auction Procedures” means the procedures for conducting Auctions set forth in paragraph 8 of this Article XII.

“Australian Bank Bills” means bills of exchange (as defined in the Bills of Exchange Act of the Commonwealth of Australia) issued, accepted or endorsed by Australian banks with (x) in the case of S&P (i) a rating from S&P at least as high as S&P’s then- current rating for the AMPS or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 365 days or less, a rating from S&P at least as high as S&P’s short term rating comparable to its then-current rating for the AMPS and (y) in the case of Moody’s (i) a long term foreign currency debt rating from Moody’s of at least Aa2 or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Moody’ s of Prime-1 or (iii) any other rating as Moody’s shall approve in writing.

“Australian Convertible or Exchangeable Eurobonds” means securities which are denominated in Australian Currency issued by the New South Wales Treasury Corporation or the Queensland Treasury Corporation which confer upon the holder an option to exchange such securities for, respectively, a like principal amount of New South Wales Treasury Inscribed Stock or Queensland Treasury Corporation Inscribed Stock of identical maturity and coupon.

“Australian Corporate Bonds” means debt obligations of Australian corporations (other than Australian Government Securities, Australian Semi-Government Securities, Australian Bank Bills, Australian Eurobonds, Australian Exchangeable Eurobonds and Australian Short Term Securities) provided, that such debt obligations shall not be deemed to be Eligible Portfolio Property by S&P unless they have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the security has a Tender Panel, (e) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security and (f) the security is issued by one of the following issuers:

(i)  Issuers with a public long term S&P rating or whose parent has a public long term rating and there is an explicit guarantee backing the subsidiary’s debt service payments (“Guaranteed Australian Corporate Bonds”). These issuers currently include:

FANMAC Premier Trust Co. No. 1-22 and any subsequent issues rated by S&P—Australian Ratings

Ford Credit Australia

National Australia Bank

Commonwealth Bank of Australia

Telstra Corp. Limited

(ii)  Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary’s debt service payments (“Non-Guaranteed Corporate Bonds”).

In addition, if the determination is being made for S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds issued by a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds from issues representing a single industry, (c) not more than 5% of the then-outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Corporate Bonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with a then-outstanding issue size of less than A$100 million, and (e) such corporate debt obligations are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level

Aa3/AA- or better	100%

Below Aa3/AA-	50%

Below A3/A-	25%

Below BBB3/BBB-	10%

“Australian Currency” means such coin or currency of Australia as at the time shall be legal tender for payment of public and private debts, as well as cash deposits with Offshore Banking Units of Banque Nationale de Paris.

“Australian Eurobonds” means, in the case of Moody’s, debt securities (including Australian Exchangeable Eurobonds) which are denominated in Australian Currency and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, and (d) 90% or more of the Australian Eurobonds meeting the qualifications of clauses (a) and (b) are rated at least Aa2 by Moody’s; and in the case of S&P, debt securities (including guaranteed and non-guaranteed Eurobonds) which are denominated in Australian Currency, and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly tradable, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security, and (e) the security is issued by one of the following issuers:

(i)  Issuers with a public long term S&P rating or whose parent has a public long term S&P rating and there is an explicit guarantee backing the subsidiary’s debt service payments (“Guaranteed Australian Eurobonds”). These issuers currently include:

ABN Amro Australia Ltd.	Mobil Australia Finance Company Inc.
ANZ Banking Group	National Australian Bank
Australian Industry Development Corp.	New South Wales Treasury Corp.
Australian Telecom	Primary Industry Bank Australia Ltd.
Barclays Bank Plc	Prudential Funding Corp.
Coca Cola Amatil Ltd.	Rural & Industry Bank of Western Australia
Commerzbank US Finance Inc.	South Australia Government Financing Authority
Commonwealth Bank of Australia	SBC Warburg Australia Holdings Ltd.
Eksportfinas A/S	Shell Australia Ltd.
Eurofina	State Bank of New South Wales
European Investment Bank	State Bank of South Australia Ltd.
Export Finance & Insurance Corp.	State Electricity of Victoria
Federal Airports Corp.	Sweden (Kingdom of)
Finnish Export Credit Corp.	Swedish Export Credit Corp.
General Electric Capital Corp.	Tasmanian Public Finance Corp.
GG Securities Ltd.	Toronto Dominion Australia Ltd.
Guiness Finance BV	Toyota Finance Australia Ltd.
International Bank for Reconstruction and Development	Treasury Corporation of Victoria
McDonald’s Australia Ltd.	Western Australian Treasury Corp.

(ii)  Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary’s debt service payments (“Australian Non-Guaranteed Eurobonds”).

In addition, if the determination is being made by S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from issues representing a single industry, (c) not more than 5% of the then outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Eurobonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with an outstanding issue size of less than A$50 million, and (e) such Australian Eurobonds are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level

Aa3/AA- or better	100%

Below Aa3/AA-	50%

Below A3/A-	25%

Below BBB3/BBB-	10%

“Australian Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of Australia with fixed maturities (i.e., no perpetuals) and in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the Commonwealth of Australia and is rated Aa by Moody’s or is guaranteed by the Government of the Commonwealth of Australia, (ii) is denominated and payable in Australian Currency or is convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“Australian Ratings” means Australian Ratings Pty. Ltd. or its successors.

“Australian Securities” means ANNIE MAEs, Australian Bank Bills, Australian Convertible or Exchangeable Eurobonds, Australian Corporate Bonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Australian Short Term Securities, MMSs, MTCs and NMMC Securities.

“Australian Semi-Government Securities” means publicly traded semi-government securities with a fixed maturity (i.e., no perpetuals) issued by the following entities which, except as indicated are explicitly guaranteed by the Government of the Commonwealth of Australia or the respective Australian State and which, in the case of S&P, include Australian Exchangeable Eurobonds and in the case of Moody’s are (i) either rated Aa by Moody’s or are guaranteed by either the Commonwealth of Australia and rated Aa or any semi-sovereign Australian entity whose domestic long term debt is rated Aa by Moody’s, (ii) are denominated and payable in Australian currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

(1)    Electricity Trust of South Australia, a body established under the Electricity Trust of South Australia Act 1946 (South Australia).

(2)    New South Wales Treasury Corporation, a corporation constituted under section 4 of the Treasury Corporation Act of 1983 (New South Wales), including its Australian Convertible Eurobond issues, in the case of S&P.

(3)    A Territory authority being an authority within the meaning of that term under section 43 of the Northern Territory (Self Government) Act (Commonwealth) provided that the specific issue is guaranteed by the Treasurer of the Commonwealth of Australia.

(4)    Queensland Treasury Corporation, a corporation established under the Treasury Corporation Act 1988 (Qld), including its Australian Convertible Eurobond issues, in the case of S&P.

(5)    South Australian Government Financing Authority, an authority established under the Government Financing Authority Act 1982 (South Australia).

(6)    State Electricity Commission of Victoria, a commission established under the State Electricity Commission Act 1958 (Victoria).

(7)    The Australian Telecommunications Commission, a commission established under section 4 of the Telecommunications Act 1975 (Commonwealth).

(8)    (with respect to S&P only) and without any guarantee by the Commonwealth of Australia or the respective Australian State: Australian and Overseas Telecommunications Corporation, Limited.

(9)    Victorian Public Authorities Finance Agency, an agency constituted under section 3 of the Victorian Public Authorities Act 1984 (Victoria).

(10) Australian Industry Development Corporation, a body established under section 5 of the Australian Industries Development Corporation Act (Commonwealth).

(11) The Western Australian Treasury Corporation.

(12) Tasmanian

(13) Public Finance Corp.

(14) (with respect to S&P only) FANMAC Premier Trust Co. (Nos. 1-22) and any subsequent issues rated by S&P—Australian Ratings.

(15) (with respect to S&P only) Australian Wool Corporation.

(16) Commonwealth Bank of Australia.

(17) State Bank of New South Wales.

(18) Securities issued by the Australian State Government of Victoria through the Treasury Corporation of Victoria.

“Australian Short Term Securities” means promissory notes and other short term commercial paper issued by Australian institutions which, for purposes of S&P, are rated A-1+ by S&P or have a long term rating from S&P at least as high as their then-current comparable rating of AMPS and, for purposes of Moody’s, are rated Prime-1 by Moody’s or have a long term foreign currency debt rating from Moody’s of at least Aa3 and a maturity of less than 270 days in the case of commercial paper.

“Authorized Newspaper” means The Wall Street Journal, or if not published on such date, The New York Times, or if neither of such papers is published on such date, a newspaper, printed in the English language, of general circulation in the Borough of

Manhattan, the City of New York, that carries financial news and is customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

“Beneficial Owner” means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

“Board of Directors” means the Board of Directors of the Corporation or, except as used in paragraphs 3(a) and 6 of this Article XII, any duly authorized and empowered committee thereof, including the AMPS Pricing Committee.

“Brady Bonds” means debt obligations, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan” that are rated A- or better by S&P.

“Broker-Dealer” shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 8 of this Article XII, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

“Broker-Dealer Agreement” shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 8 of this Article XII.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which it is authorized or obligated by law to close.

“Canadian Currency” means such coin or currency of Canada as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“Canadian Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of Canada with fixed maturities (i.e., no perpetuals) and which is non-callable and in the case of Moody’s, (i) any publicly traded security which is either issued by the Government of Canada and is rated at least Aa1 by Moody’s or is guaranteed by the Government of Canada or any semi-sovereign Canadian entity whose domestic currency long term debt is rated at least Aa1 by Moody’s, (ii) is denominated and payable in Canadian currency or is convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“Canadian Provincial Securities” means securities which are denominated and payable in Canadian Currency, and are direct obligations of, or fully guaranteed by, the full faith and credit of the appropriate Canadian Province, (including securities issued by provincially owned crown corporations carrying the same rating as the appropriate Canadian Province) (i) provided, that in the case of Moody’s, the appropriate Province is rated at least Baa1 by Moody’s, the securities are not callable or pay-in-kind of zero coupon bonds, and, provided further, that the minimum issue size for Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is C$150 million and for other Canadian Provincial Securities is C$500 million, that investment in Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is limited to 6.25% of total Eligible Portfolio Property and that investments in a single Province rated Baa1 shall not exceed 5% of total Eligible Portfolio Property; investments in a single Province rated Baa1 or A shall not exceed in the aggregate 15% of total Eligible Portfolio Property; investments in a single Province rated Baa1, A or Aa shall not exceed in the aggregate 20% of total Eligible Portfolio Property and investments in a single Province rated Baa1, A, Aa or Aaa shall not exceed in the aggregate 25% of total Eligible Portfolio Property, and (ii) provided that, in the case of S&P, Canadian Provincial Securities do not include securities issued by Prince Edward Island, that the appropriate Province has a senior unsecured rating of at least “BBB” and provided further, that such security is publicly traded, is a non-callable domestic or global issue, has a minimum issue size of $100 million and, in the case of securities issued by the Province of Ontario or Quebec, such securities represent no more than 25% of the assets of the Corporation and, in the case of any other Canadian Province, represent no more than 15% of the assets of the Corporation.

“Canadian Securities” means Canadian Government Securities and Canadian Provincial Securities.

“Cash” means such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Common Stock of the Corporation.

“Commonwealth Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by Moody’s from time to time, and, in the case of S&P, Yankee Bonds that are (i) issued by issuers from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by S&P from time to time, and (ii) are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level

Aa3/AA- or better	100%

Below Aa3/AA-	50%

Below A3/A-	25%

Below BBB3/BBB-	10%

“Corporate Bonds” means debt obligations of U.S. corporations (other than Short Term Money Market Instruments or U.S. Government Obligations), which corporate debt obligations (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, and (d) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof or exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations and Yankee Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (d)). Such corporate debt obligations are subject to the following ratings limitations (which are cumulative) in the case of Moody’s and S&P, respectively:

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level for Moody’s	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level for S&P

Aa3/AA- or better	100%	100%

Below Aa3/AA-	0%	50%

Below A3/A-	0%	25%

Below BBB3/BBB-	0%	10%

In addition, no corporate debt obligation held by the Corporation shall be deemed a Corporate Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Corporate Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

	Column 1	Column 2	Column 3
Rating(1)	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer(2)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category(2)
Aaa/AAA	$100	10.0%	50.0%
Aa/AA	$100	10.0%	33.3%

(1)	In the event that a Corporate Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.
(2)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

“Cure Date” means the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

“Custodian” means State Street Bank and Trust Company or any successor custodian to the Corporation who acts in such capacity.

“Date of Original Issue” means, with respect to any share of AMPS, the date on which the Corporation originally issues such share.

“Deposit Securities” means Cash, U.S. Government Obligations, Repurchase Agreements and Short Term Money Market Instruments. Except for purposes of determining compliance with the AMPS Basic Maintenance Amount, each Deposit Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

“Derivatives” include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts (including, but not limited to, Forward Contracts as defined herein), forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency-linked notes.

“Discount Factor” means, for any asset held by the Corporation, the number set forth opposite each such type of asset in the following table or such other factor required under the guidelines established by the Rating Agencies from time to time (it being understood that any asset held by the Corporation and either not listed in the following table or not identified as a type of Eligible Portfolio Property in writing by a Rating Agency shall have a Discounted Value of zero for each such Rating Agency).:

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Cash and Short Term Money Market Instruments: (other than commercial paper)
N/A	<= 46 days	1.000	(1)	1.000
Commercial Paper:
N/A	<= 46 days	1.150		1.000
Repurchase Agreements:
N/A	N/A	1.000		1.000
Australian Government Securities: (2)
Any	< 46 days	1.000	(1)	1.000
< A$100,000,000	>= 46 days, <= 2 years	1.730		1.470
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730		1.340
> A$150,000,000	>= 46 days, <= 2 years	1.520		1.340
< A$100,000,000	> 2 years, <= 5 years	1.730		1.580
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.730		1.436
> A$150,000,000	> 2 years, <= 5 years	1.520		1.436
< A$100,000,000	> 5 years, <= 10 years	1.730		1.608
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730		1.462
> A$150,000,000	> 5 years, <= 10 years	1.520		1.462
< A$100,000,000	> 10 years, <= 20 years	1.730		1.679
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730		1.526
> A$150,000,000	> 10 years, <= 20 years	1.520		1.526
Australian Semi-Government Securities: (2)(3) (other than of Tasmania in the case of both Moody’s and S&P, and of the Australian State Government of Victoria in the case of Moody’s)
Any	< 46 days	1.000	(1)	1.000
< A$100,000,000	>= 46 days, <= 2 years	1.730		1.639
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730		1.490
> A$150,000,000	>= 46 days, <= 2 years	1.520		1.490
< A$100,000,000	> 2 years, <= 5 years	1.730		1.745
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.730		1.586
> A$150,000,000	> 2 years, <= 5 years	1.520		1.586
< A$100,000,000	> 5 years, <= 10 years	1.730		1.773
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730		1.612
> A$150,000,000	> 5 years, <= 10 years	1.520		1.612
< A$100,000,000	> 10 years, <= 20 years	1.730		1.844
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730		1.676
> A$150,000,000	> 10 years, <= 20 years	1.520		1.676

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Australian Semi-Government Securities: (2)(4) (Tasmanian and, with respect to Moody’s only, Australian Semi-Government Securities issued by the Australian State Government of Victoria)
Any	< 46 days	1.050		1.000
< A$100,000,000	>= 46 days, <= 2 years	1.820		1.694
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.820		1.540
> A$150,000,000	>= 46 days, <= 2 years	1.600		1.540
< A$100,000,000	> 2 years, <= 5 years	1.820		1.800
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.820		1.636
> A$150,000,000	> 2 years, <= 5 years	1.600		1.636
< A$100,000,000	> 5 years, <= 10 years	1.820		1.828
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.820		1.662
> A$150,000,000	> 5 years, <= 10 years	1.600		1.662
< A$100,000,000	> 10 years, <= 20 years	1.820		1.899
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.820		1.726
> A$150,000,000	> 10 years, <= 20 years	1.600		1.726
Australian Bank Bills:
N/A	<= 46 days	1.000	(1)	1.000
N/A	47-56 days	1.350		1.400
N/A	57-90 days	1.350		1.400
N/A	91-180 days	1.350		1.450
Australian Currency:
N/A	N/A	1.350	(5)	1.570
Australian Eurobonds:
N/A	<= 7 year	1.600		(6)(7)
N/A	> 7 years	2.000		(6)(7)
Australian Convertible or Exchangeable Eurobonds:
		(8)		(9)
Guaranteed Australian Eurobonds: (6)
<= A$50,000,000	> 56 days	N/A		2.000
> A$50,000,000	> 56 days	N/A		1.900
Any	< 56 days	N/A		1.000
Australian Non-Guaranteed Eurobonds: (6)
<= A$50,000,000	> 56 days	N/A		2.150
> A$50,000,000	> 56 days	N/A		2.000
Any	< 56 days	N/A		1.000
Guaranteed Australian Corporate Bonds: (6)
<= A$100,000,000	> 56 days	N/A		1.700
> A$100,000,000	> 56 days	N/A		1.600
Any	< 56 days	N/A		1.000
Non-Guaranteed Australian Corporate Bonds: (6)
<= A$100,000,000	> 56 days	N/A		1.800
> A$100,000,000	> 56 days	N/A		1.700
Any	< 56 days	N/A		1.000
Canadian Currency
N/A	N/A	1.070		1.110

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Canadian Government Securities: (10)(11)
Any	< 46 days	1.000	(1)	1.000
< C$200,000,000	>= 46 days, < 3 years	1.290		N/A
>= C$200,000,000, < C$500,000,000	>= 46 days, < 3 years	1.290		1.203
>= C$500,000,000	>= 46 days, < 3 years	1.290		1.094
< C$200,000,000	>= 3 years, < 5 years	1.420		N/A
>= C$200,000,000, < C$500,000,000	>= 3 years, < 5 years	1.420		1.305
>= C$500,000,000	>= 3 years, < 5 years	1.420		1.186
< C$200,000,000	>= 5 years, < 7 years	1.420		N/A
>= C$200,000,000, < C$500,000,000	>= 5 years, < 7 years	1.420		1.305
>= C$500,000,000	>= 5 years, < 7 years	1.420		1.186
< C$200,000,000	>= 7 years, < 10 years	1.510		N/A
>= C$200,000,000, < C$500,000,000	>= 7 years, < 10 years	1.510		1.305
>= C$500,000,000	>= 7 years, < 10 years	1.510		1.186
< C$200,000,000	>= 10 years, < 15 years	1.510		N/A
>= C$200,000,000, < C$500,000,000	>= 10 years, < 15 years	1.510		1.459
>= C$500,000,000	>= 10 years, < 15 years	1.510		1.326
< C$200,000,000	>= 15 years	1.820		N/A
>= C$200,000,000, < C$500,000,000	>= 15 years	1.820		1.459
>= C$500,000,000	>= 15 years	1.820		1.326
Canadian Provincial Securities: (S&P only) (10)(11)
Any	< 46 days	N/A		1.000
>= C$100,000,000	>= 46 days, < 3 years	N/A		1.286
>= C$100,000,000	>= 3 years, < 5 years	N/A		1.286
>= C$100,000,000	>= 5 years, < 7 years	N/A		1.312
>= C$100,000,000	>= 7 years, < 10 years	N/A		1.312
>= C$100,000,000	>= 10 years, < 15 years	N/A		1.426
>= C$100,000,000	>= 15 years	N/A		1.426
Canadian Provincial Securities: (Moody’s only) (10)(11)
Any	< 46 days	1.000	(1)	N/A
>= C$500,000,000	>= 46 days, < 3 years	1.290		N/A
>= C$500,000,000	>= 3 years, < 5 years	1.420		N/A
>= C$500,000,000	>= 5 years, < 7 years	1.420		N/A
>= C$500,000,000	>= 7 years, < 10 years	1.510		N/A
>= C$500,000,000	>= 10 years, < 15 years	1.510		N/A
>= C$500,000,000	>= 15 years	1.820		N/A
GNMA Certificates with fixed interest rates:
N/A	N/A	1.500		1.300
GNMA Certificates with adjustable interest rates:
N/A	N/A	1.450		1.300
FHLMC and FNMA Certificates with fixed interest rates:
N/A	N/A	1.590		1.350
FHLMC and FNMA Certificates with adjustable interest rates:
N/A	N/A	1.290		1.350
FHLMC Multifamily Securities:
N/A	N/A	1.650		1.650
FHLMC and FNMA Certificates with variable interest rates:
N/A	N/A	1.500		1.350
GNMA Graduated Payment Securities: (12)(13)
N/A	N/A	1.500		1.500
United Kingdom Currency:
N/A	N/A	1.160		1.600

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
United Kingdom Government Securities: (14)
Any	< 46 days	1.000	(1)	1.000
<= £500,000,000	>= 46 days, < 3 years	1.440		N/A
>= £500,000,000, < £700,000,000	>= 46 days, < 3 years	1.440		1.415
>=£700,000,000	>= 46 days, < 3 years	1.440		1.286
<= £500,000,000	>= 3 years, < 5 years	1.530		N/A
>= £500,000,000, < £700,000,000	>= 3 years, < 5 years	1.530		1.415
>=£700,000,000	>= 3 years, < 5 years	1.530		1.286
<= £500,000,000	>= 5 years, < 7 years	1.630		N/A
>= £500,000,000, < £700,000,000	>= 5 years, < 7 years	1.630		1.443
>=£700,000,000	>= 5 years, < 7 years	1.630		1.312
<= £500,000,000	>= 7 years, < 10 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 7 years, < 10 years	1.680		1.443
>=£700,000,000	>= 7 years, < 10 years	1.680		1.312
<= £500,000,000	>= 10 years, < 15 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 10 years, < 15 years	1.680		1.507
>=£700,000,000	>= 10 years, < 15 years	1.680		1.370
<= £500,000,000	>= 15 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 15 years	1.680		1.569
>=£700,000,000	>= 15 years	1.680		1.426
U.S. Government Obligations:
Any	<= 90 days	1.060		1.000
Any	> 90 days, <= 1 year	1.060		1.060
Any	> 1 year, <= 2 years	1.110		1.200
Any	> 2 years, <= 3 years	1.150		1.200
Any	> 3 years, <= 4 years	1.200		1.200
Any	> 4 years, <= 5 years	1.240		1.200
Any	> 5 years, <= 7 years	1.290		1.250
Any	> 7 years, <= 10 years	1.340		1.250
Any	> 10 years, <= 15 years	1.370		1.300
Any	> 15 years, <= 20 years	1.410		1.380
Any	> 20 years, <= 30 years	1.420		1.380
Brady Bonds: (6)
		N/A		(15)
Asian Yankee Bonds and Commonwealth Yankee Bonds: (Moody’s only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Thailand, The Philippines and the United Kingdom		2.400		N/A
Asian Yankee Bonds and Commonwealth Yankee Bonds: (S&P only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Thailand, The Philippines and the United Kingdom	AAA	N/A		1.420
	AA	N/A		1.470
	A	N/A		1.520
	BBB	N/A		1.570
	BB	N/A		1.640
	B	N/A		1.710
	B-	N/A		1.780
	CCC+	N/A		1.850
AMPS Interest Rate Swaps:
<= 1/3 liquidation value of outstanding AMPS	<= 2 years	1.18/1.22	(16)	1.0526	(17)

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
New Zealand Government Securities: (18)
Any	< 46 days	1.000	(1)	1.000
< NZ$100,000,000	>= 46 days, <= 2 years	1.730		1.470
>= NZ$100,000,000, <= NZ$150,000,000	>= 46 days, <= 2 years	1.730		1.340
> NZ$150,000,000	>= 46 days, <= 2 years	1.520		1.340
< NZ$100,000,000	> 2 years, <=5 years	1.730		1.580
>= NZ$100,000,000, <= NZ$150,000,000	> 2 years, <= 5 years	1.730		1.436
> NZ$150,000,000	> 2 years, <= 5 years	1.520		1.436
< NZ$100,000,000	> 5 years, <= 10 years	1.730		1.608
>= NZ$100,000,000, <= NZ$150,000,000	> 5 years, <= 10 years	1.730		1.462
> NZ$150,000,000	> 5 years, <= 10 years	1.520		1.462
< NZ$100,000,000	> 10 years, <= 20 years	1.730		1.679
>= NZ$100,000,000, <= NZ$150,000,000	> 10 years, <= 20 years	1.730		1.526
> NZ$150,000,000	> 10 years, <= 20 years	1.520		1.526

(1)	In the case of Moody’s, the remaining term to maturity of Eligible Portfolio Property with a Moody’s Discount Factor of 1.000 shall be measured from the last Valuation Date on which the AMPS Basic Maintenance Amount was met for the purpose of determining the number of shares of AMPS to be redeemed which would result in satisfaction of the AMPS Basic Maintenance Amount.
(2)	Provided that in the case of S&P, the current outstanding issue size (as determined on each Quarterly Surprise Valuation Date) is equal to or greater than A$10,000,000.
(3)	Excluding securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(4)	Including securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(5)	If any Overseas Banking Unit constituting Australian Currency has a maturity of more than 46 days from the Valuation Date, the principal amount of the cash deposit shall be offset by an amount equal to the penalty for early withdrawal and in the event interest earned on any Overseas Banking Unit is not exempt from interest withholding tax, the Corporation may not include interest earned as a component of the value of the deposit unless taxes incurred on interest earned have been paid.
(6)	The discount factor in the table assumes that the security has a rating of Aa3 or better in the case of Moody’s and AA- or better in the case of S&P. In the case of S&P, these types of securities may be contained in Eligible Portfolio Property, even if they have lower ratings, subject to the following percentage restrictions (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level

Aa3/AA- or better	100%

Below Aa3/AA-	50%

Below A3/A-	25%

Below BBB3/BBB-	10%

Discount factors to be applied on these securities, to the extent they are rated less than AA- by S&P, are listed in the “Leveraged Funds Market Value Ratings” publication dated December, 1997.

(7)	See Australian Guaranteed and Non-Guaranteed Eurobonds.
(8)	Included in Australian Eurobonds.
(9)	Included in Australian Semi-Government categories.
(10)	In the case of Moody’s, with an original principal balance of at least C$150,000,000.
(11)	In the case of Moody’s assets with a remaining maturity of greater than 20 years may not constitute more than 5% of Eligible Portfolio Property and, in the case of S&P the applicable discount factor shown is for Canadian Provincial Securities for the Provinces of British Columbia, Ontario and Quebec (the “Base Discount”). The applicable discount factor for the Provinces of Alberta and New Brunswick is 110% of the Base Discount, for the Provinces of Manitoba and Sasketshawan 125% of Base Discount and for the Provinces of Newfoundland and Nova Scotia, 135% of Base Discount.
(12)	Unless the Rating Agencies shall agree in writing, GNMA Graduated Payment Securities with a coupon rate lower than 5% shall not be included in Eligible Portfolio Property.

(13)	A Discount Factor of 1.50 applies in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are being made to holders; in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are not being made to holders, the Discount Factor shall be that which is determined in writing by the Rating Agencies.
(14)	In the case of Moody’s, with an original principal balance of at least £600,000,000.
(15)	In the case of S&P, discount factors to be applied are listed in the “Leveraged Funds Market Value Ratings” publication dated December, 1997.
(16)	With respect to Moody’s, a Discount Factor of 1.18 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aaa, and a Discount Factor of 1.22 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aa1-Aa3, to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty. To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.
(17)	With respect to S&P, to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty, the Discount Factor in the table should be applied. To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.
(18)	Provided that, in the case of S&P, the current outstanding issue size (as determined on each Quarterly Surprise Valuation Date) is equal to or greater than NZ$10,000,000.

“Discounted Value,” with respect to any asset held by the Corporation, means the quotient of the Market Value of such asset divided by the applicable Discount Factor; provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date; provided further that the Discounted Value of all Australian Securities, Canadian Securities, United Kingdom Securities and New Zealand Securities shall be further discounted by the Discount Factor applicable to, respectively, Australian Currency, Canadian Currency, United Kingdom Currency and New Zealand Currency.

“Dividend Payment Date,” with respect to the AMPS, means each date of payment of dividends as provided in paragraph 3(b)(i) of this Article XII.

“Dividend Period” means the Initial Dividend Period, any Regular Dividend Period, and any Special Dividend Period.

“Dollar” or “$” shall mean U.S. dollars. Amounts in Canadian, Australian or New Zealand dollars or United Kingdom pounds sterling shall be converted to U.S. dollars at the rates reported by the Pricing Service for the Valuation Date or such other source as shall have been approved in writing by the Rating Agencies.

“Eligible AMPS Interest Rate Swap Counterparty” means (i) with respect to S&P, a counterparty with at least an A-1+ short term rating or, alternatively, an AA- long term rating from S&P; and (ii) with respect to Moody’s, a counterparty with at least an Aa3 long term rating from Moody’s. In the event that an Eligible AMPS Interest Rate Swap Counterparty’s ratings are downgraded below A-1+ or AA- by S&P, or Aa3 by Moody’s, respectively, the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly. In the event that an Eligible AMPS Interest Rate Swap Counterparty terminates a swap early for reasons related to its rating status (other than a downgrade), the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.

“Eligible Portfolio Property” means Australian Bank Bills, Australian Currency, Australian Convertible or Exchangeable Eurobonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Canadian Currency, Canadian Securities, Cash, New Zealand Government Securities, United Kingdom Currency, United Kingdom Securities, U.S. Government Obligations, Repurchase Agreements, Brady Bonds, Asian Yankee Bonds, Commonwealth Yankee Bonds, AMPS Interest Rate Swaps (to the extent they are “in the money”), Short Term Money Market Instruments, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities, GNMA Certificates, and GNMA Graduated Payment Securities and, if the calculation is being made for S&P, Australian Corporate Bonds; provided, (i) if the determination is being made by Moody’s, (x) that no more than 20% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Government and/or Australian Semi-Government Securities with a current outstanding issue size less than A$150,000,000 and/or New Zealand Government Securities with a current outstanding issue size less than NZ$150,000,000; and (y) not more than 10% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Semi-Government Securities described under item 12 of such definition and (ii) if the determination is being made for S&P, (x) that no Australian Government Securities or Australian Semi-Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than A$10,000,000 (as determined on each Quarterly Surprise Valuation Date); (y) that no New Zealand Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than NZ$10,000,000 (as determined on each Quarterly Surprise Valuation Date); and (z) that not more than 10% in the aggregate of the total Discounted Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities issued by any single issuer (except that in the case of New South Wales Treasury Corporation, such percentage shall be 25%) and that not more than 20% in the aggregate of the total Market Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities guaranteed by any single state (except that in the case of each of Victoria and New South Wales, such percentage shall be 25%). The Board of Directors shall have the authority to specify from time to time other assets as Eligible Portfolio Property if the Rating Agencies advise the Corporation in writing that the specification will not adversely affect their respective then-current ratings of the AMPS; it being understood that the components of Eligible Portfolio Property may differ between S&P and Moody’s.

“Existing Holder” means a Broker-Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

“Failure to Cure” shall mean a failure by the Corporation to maintain the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, which failure is not cured by the relevant Cure Date.

“FANMAC Certificates” are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. (“FANMAC”). FANMAC is owned partially by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payments. The securities have been rated by Australian Ratings and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

“FHLMC” means the Federal Home Loan Mortgage Corporation created by Title III of the Emergency Home Finance Act of 1970, and includes any successor thereto.

“FHLMC Certificate” means a mortgage participation certificate in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“FHLMC Multifamily Security” means a “Plan B Multifamily Security” in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first-priority mortgages on multifamily residences containing five or more units and which are designed primarily for residential use, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair, or cause the AMPS to fail to retain, the rating assigned to such AMPS by each of the Rating Agencies, as evidenced by a letter to such effect from each of the Rating Agencies.

“FNMA” means the Federal National Mortgage Association, a United States Government-sponsored private corporation established pursuant to Title VIII of the Housing and Urban Development Act of 1968, and includes any successor thereto.

“FNMA Certificate” means a mortgage pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by FNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“Forward Contract” means a contract, entered into following a Failure to Cure, between the Corporation and a commercial bank or other financial institution whose short term debt is rated at least A-l+ by S&P or whose long term debt is rated at least AA by S&P (an “Eligible Bank”), which provides that the Corporation will sell a specified amount of Australian Currency, Canadian Currency, United Kingdom Currency or New Zealand Currency to such Eligible Bank on a specified date for a specified amount of U.S. dollars. The date of payment in U.S. dollars shall not be later than the 30th day following the Valuation Date related to the Failure to Cure and the amount of U.S. dollars shall be sufficient to redeem all shares of AMPS required to be redeemed. On the Date of Original Issue and on each Quarterly Surprise Valuation Date thereafter, the Corporation will confirm in writing to S&P that the Corporation has a credit-line with an Eligible Bank (the “Credit Line Test”). The Credit Line Test shall be deemed to be satisfied on any date if the Corporation has delivered such confirmation to S&P on the Date of Original Issue or the most recent Quarterly Surprise Valuation Date, as the case may be.

“GNMA” means the Government National Mortgage Association, and includes any successor thereto.

“GNMA Certificate” means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“GNMA Graduated Payment Security” means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of graduated payment mortgage loans with terms up to 30 years, with payments that increase annually at a predetermined rate for up to the first five or ten years of the mortgage loan and that are secured by first-priority mortgages on one- to four-unit residences; provided that such loans shall be past the graduated payment period.

“GNMA Multifamily Security” means a fully modified certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of fixed-rate mortgage, level pay loans with terms up to 30 years secured by first-priority mortgages on multifamily residences, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair or cause the AMPS to fail to retain the rating assigned to such AMPS by each of the Rating Agencies as evidenced by a letter to such effect from each of the Rating Agencies.

“Holder” means a Person identified as a holder of shares of AMPS in the Stock Register.

“Independent Accountant” means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

“Industry Category” means, as to any Corporate Bond, any of the industry categories set forth in the following table:

(1)    Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition;

(2)    Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers;

(3)    Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables;

(4)    Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil;

(5)    Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development;

(6)    Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating;

(7)    Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass;

(8)    Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies;

(9)    Diversified/Conglomerate Manufacturing;

(10)  Diversified/Conglomerate Service;

(11)  Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution, Mining and Sales;

(12)  Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal;

(13)  Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology;

(14)  Finance: Investment Brokerage, Leasing, Syndicating, Securities;

(15)  Farming and Agriculture: Livestock, Grains, Produce, Agricultural Chemicals, Agricultural Equipment, Fertilizers;

(16)  Grocery: Grocery Stores, Convenience Food Stores;

(17)  Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment;

(18)  Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges;

(19)  Hotels, Motels, Inns and Gaming;

(20)  Insurance: Life, Property and Casualty, Broker, Agent, Surety;

(21)  Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution;

(22)  Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators;

(23)  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales;

(24)  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling;

(25)  Personal, Food and Miscellaneous Services;

(26)  Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable, Broadcasting Equipment;

(27)  Cargo Transport: Rail, Shipping, Railroads, Rail-care Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport;

(28)  Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom;

(29)  Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular;

(30)  Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes;

(31)  Personal Transportation: Air, Bus, Rail, Car Rental; and

(32)  Utilities: Electric, Water, Hydro Power, Gas, Diversified.

“Initial Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Initial Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Initial Dividend Rate,” with respect to the AMPS, means the rate per annum specified herein applicable to the Initial Dividend Period.

“Interest Equivalent” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“Investment Company Act” means the Investment Company Act of 1940 (15 U.S. Code §§80 et seq.), as amended from time to time.

“Investment Manager” means Aberdeen Asset Managers (CI) Limited or any successor manager to the Corporation who acts in such capacity in conformance with Section 15 of the Investment Company Act.

“Lien” has the meaning set forth in paragraph 3(d)(iii) of this Article XII.

“Long Term Dividend Period” means a Special Dividend Period consisting of a specified period of whole years not greater than five years.

“Mandatory Redemption Price” means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

“Market Value” means the amount determined with respect to specific assets of the Corporation in the manner set forth below, it being understood that Market Value shall include any interest accrued thereon but, in the case of Moody’s, only if the next interest coupon on such asset is due and payable within 47 days of the Reporting Date, and that a designated Pricing Service may be used where indicated.

(a)  as to Australian, Canadian and United Kingdom Securities, the Administrator or the Custodian shall value such securities at the last trade price quoted by a designated Pricing Service if such trade price reflects a trade on, or within one local business day prior to, the Reporting Date. If no such trade price is available, the Administrator or the Custodian shall value such securities, where practicable, at the bid prices or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or Custodian if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator or the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (both of which shall be in writing or by telecopy, telex or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided to the Corporation, by two recognized securities dealers in either (i) Australia, with respect to Australian Securities, (ii) Canada, with respect to Canadian Securities or (iii) the United Kingdom, with respect to United Kingdom Securities, such securities dealers making a market in the applicable securities.

(b)  as to GNMA Certificates, GNMA Graduated Payment Securities, FNMA Certificates, FHLMC Certificates and FHLMC Multifamily Securities, the Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) shall value such securities as the product of (i) the aggregate unpaid principal amount of the mortgage loans evidenced by each such certificate or security, as the case may be, as of the close of business in New York City on the last Business Day prior to such Valuation Date and (ii) the lower of the bid prices for the same kind of certificate or, if not available, some other security having, as nearly as practicable, comparable interest rates and maturities, as quoted to the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein, with at least one such quotation in writing plus, (x) if the determination is being made for Moody’s, accrued interest to the Valuation Date if the next interest coupon on such security is due and payable within 46 days of such Valuation Date and (y) if the determination is being made for S&P, accrued interest;

(c)  as to Australian, Canadian and United Kingdom Currency and as to Cash, demand deposits (and in the case of S&P only, bankers’ acceptances) included in Short Term Money Market Instruments, the Administrator or the Custodian shall value such currency or securities as the face value thereof;

(d)  as to next Business Day repurchase agreements, the face value thereof;

(e)  as to U.S. Government Obligations, the Administrator or the Custodian shall value such securities at the bid prices quoted by a designated Pricing Service or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator, the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (at least one of which shall be in writing or by telecopy or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided for the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein; and

(f)  as to AMPS Interest Rate Swaps, the Administrator shall determine the net value of the interest rate swaps on a daily marked-to-market basis in accordance with their Valuation Procedures, as such Valuation Procedures may be amended from time to time by the Board of Directors of the Corporation, based on price information received from the Eligible AMPS Interest Rate Swap Counterparty.

Without amending the Charter, (i) the calculation of the Market Value of an asset constituting Eligible Portfolio Property may be changed to any method recognized by the Rating Agencies from that set forth in this Article XII and (ii) a method recognized by the Rating Agencies for calculating the Market Value of any asset identified as Eligible Portfolio Property may be specified if the Rating Agencies advise the Corporation in writing that the change or specification will not adversely affect their respective then-current ratings of the AMPS.

“Maximum Applicable Rate,” with respect to AMPS, has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.

“MMSs” are mortgage-backed securities issued against mortgage pools by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company, and rated by Australian Ratings.

“MTCs” are securities issued against specific mortgages by a trustee and are similar to “pass-through” certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

“New Zealand Currency” means such coin or currency of the Government of the Commonwealth of New Zealand as at the time shall be legal tender for payment of public and private debts.

“New Zealand Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of New Zealand with fixed maturities (i.e., no perpetuals) and, in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the Commonwealth of New Zealand and is rated Aa by Moody’s or is guaranteed by the Government of the Commonwealth of New Zealand, (ii) are denominated and payable in New Zealand Currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

“New Zealand Securities” means New Zealand Government Securities, New Zealand semi-government securities and other securities determined from time to time in writing by the Rating Agencies.

“1940 Act AMPS Asset Coverage Ratio” means, as of the Valuation Date, the ratio of the Fund’s net assets to its senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS.

“1940 Act AMPS Asset Coverage Requirement” means the requirement that the Corporation maintain, with respect to shares of AMPS, as of the last Friday of each month in which any shares of AMPS are Outstanding, asset coverage of at least 200% with respect to senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

“1940 Act Cure Date,” with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage Requirement (as required by paragraph 7(a) of this Article XII) as of the last Valuation Date of each month, means the last Valuation Date of the following month.

“NMMC Securities” are securities issued by National Mortgage Market Corporation Ltd. (“NMMC”), which include AUSSIE MACs, which are medium term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is owned partially by the Government of the State of Victoria and partially by private institutions. Both AUSSIE MACs and National Mortgage Bonds are rated by Australian Ratings.

“Non-Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Non-Payment Period” means, with respect to the AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 3(c)(i) of this Article XII) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 3(c)(i) of this Article XII shall not constitute a “Non-Payment Period.”

“Non-Payment Period Rate” means, initially, 300% of the applicable Reference Rate provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and Moody’s and S&P (and any Substitute Rating Agency in lieu of Moody’s or S&P in the event either of such parties shall not rate the AMPS) advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

“Normal Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Notice of Redemption” means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 5 of this Article XII.

“Notice of Revocation” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Notice of Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Offshore Banking Units” means cash deposits denominated in the currency of Australia deposited with an Australian branch of a foreign bank authorized to operate as an offshore banking unit by the Government of Australia’s Australian Taxation Office which, in the case of Moody’s is (i) a branch carrying the same credit rating as the parent bank, (ii) is a deposit rated at least P-1 under circumstances in which the rating of the deposit is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia, or (iii) is a deposit held by a branch whose parent bank is rated at least Aa3/P-1 under circumstances in which the rating of the parent bank is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia and which, to date, are limited to cash deposits with an overseas banking unit of Banque Nationale de Paris.

“Optional Redemption Price” shall mean $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

“Other Permitted Assets” means Australian Corporate Bonds, Australian Eurobonds, Australian Convertible or Exchangeable Eurobonds, Australian Short Term Securities, Derivatives, New Zealand Securities, FANMAC Certificates, NMMC Securities, MTCs, MMSs, ANNIE MAEs, GNMA Multifamily Securities and Corporate Bonds.

“Outstanding” means, as of any date (i) with respect to AMPS, shares of AMPS theretofore issued by the Corporation except, without duplication, (A) any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 5(f) and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an Affiliate shall be deemed Outstanding for purposes of calculating the AMPS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Stock, has the equivalent meaning.

“Paying Agent” means Deutsche Bank Trust Company Americas and its successors or any other paying agent appointed by the Corporation to perform the functions performed by the Paying Agent.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Potential Beneficial Owner” means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

“Potential Holder” shall mean any Broker-Dealer or any such other Person as may be permitted by the Corporation, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

“Preferred Stock” means the Preferred Stock of the Corporation, including the AMPS.

“Premium Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Pricing Service” shall mean any of FT Interactive, Reuters Information Services, Inc., Telerate Systems, Inc., Bloomberg L.P. or Wood Gundy Inc. or any other pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P and Moody’s that such designation will not impair the rating then assigned by S&P and Moody’s to the AMPS.

“Quarterly Surprise Valuation Date” means, so long as any shares of AMPS are Outstanding, any Valuation Date during the quarter ended January, April, July or October of each year.

“Rating” means a rating assigned by S&P or Moody’s to a particular security or to a particular issuer; provided, however, in the case of S&P, a particular unrated security will be deemed to have received the rating S&P has assigned to a rated debt security if S&P shall have received a letter from the President, Vice President, or Treasurer of the Corporation certifying that the unrated issue is identical to the rated issue in respect of (i) its terms, (ii) its ranking, (iii) its issuer and (iv) guarantees and any other support mechanisms provided by the issuer or any third party to enhance the credit of the rated security.

“Rating Agencies” means Moody’s and S&P or their successors so long as such rating agency is then rating the AMPS.

“Reference Rate” means: (i) with respect to a Regular Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable “AA” Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

“Regular Dividend Period” means, with respect to the AMPS, a Dividend Period consisting of 28 days.

“Reporting Date,” with respect to any price referred to in the definition of the Market Value of an item of Eligible Portfolio Property, shall mean the date as of which the Market Value of such item of Eligible Portfolio Property is to be determined.

“Repurchase Agreements” means, repurchase obligations with respect to a U.S. Government Obligation, FNMA Certificate, FHLMC Certificate or GNMA Certificate under which the Fund buys such securities from counterparties who agree to buy back such securities within one Business Day from the date such repurchase obligations were entered into where the counterparty is either (i) a depository institution the deposits of which (x) are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, (y) the commercial paper or other unsecured short term debt obligations of which are rated Prime-1 by Moody’s and A-1+ by S&P, and (z) the long term debt obligations of which are rated at least A-2 by Moody’s; or (ii) a broker-dealer registered as such with the Securities and Exchange Commission under the Securities Act of 1934, as amended, (x) the commercial paper or other unsecured short term debt obligation of which are rated Prime-1 by Moody’s and A-1+ by S&P and (y) the long term debt obligations of which are rated at least A-2 by Moody’s.

“Request for Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Response” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“S&P” means Standard & Poor’s Rating Group or its successors.

“Securities Depository” means The Depository Trust Company and any successor thereto.

“Short Term Dividend Period” means a Dividend Period consisting of a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven and not fewer than seven or more than 364.

“Short Term Money Market Instruments” means the following kinds of instruments, if on the date of purchase or other acquisition by the Corporation of such instrument the remaining term to maturity thereof is not more than 30 days:

(a)  demand deposits in, certificates of deposit of, and (in the case of S&P only) bankers’ acceptances issued by, any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, provided that, at the time of the Corporation’s investment therein, the commercial paper or other unsecured short term debt obligations of such depository institution are rated Prime-1 by Moody’s and A-1+ by S&P and are issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; and

(b)  commercial paper rated at the time of the Corporation’s investment therein Prime-1 by Moody’s and A-1+ by S&P and issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; provided, however, that in the case of Moody’s such commercial paper must have a maturity of 270 days or less.

“Special Dividend Period” means a Dividend Period consisting of (i) a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified number of whole years not greater than five years (in each case subject to adjustment as provided in paragraph 3(b)(i)).

“Specific Redemption Provisions” means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a “Non-Call Period”) determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years and determined by the Board of Directors after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation’s option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers.

“Stock Books” means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

“Stock Register” means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

“Subsequent Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Substitute Commercial Paper Dealers” means such substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

“Substitute Rating Agency” and “Substitute Rating Agencies” mean a nationally recognized securities rating agency or two nationally recognized securities rating agencies, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliate or successor, in consultation with the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

“Tender Panel” shall mean, for purposes of this Article XII, a group of financial institutions that bid to purchase an issuer’s security, which makes a market for the security.

“United Kingdom Currency” means such coin or currency of the United Kingdom as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“United Kingdom Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the United Kingdom with fixed maturities (i.e., no perpetuals) and which are non-callable, non-convertible and not index-linked and in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the United Kingdom and is rated Aaa by Moody’s or is guaranteed by the Government of the United Kingdom or any semi-sovereign United Kingdom entity whose domestic currency long term debt is rated Aaa by Moody’s (ii) is denominated and payable in United Kingdom Currency or is convertible into a security constituting Eligible Portfolio Property and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“United Kingdom Securities” means all United Kingdom Government Securities.

“U.S. Government Obligations” means direct obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“U.S. Treasury Bill Rate” on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. “Alternate Treasury Bill Rate” on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“U.S. Treasury Note Rate,” on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. “Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“Valuation Date” means each Friday or, if such day is not a Business Day, the next preceding Business Day, provided, that the first Valuation Date may occur on any other date established by the Corporation; provided, further, that such date shall not be earlier than four Business Days prior to, and not later than, the Date of Original Issue.

“Voting Period” has the meaning specified in paragraph 6(b) of this Article XII.

“Yankee Bonds” means bonds issued by foreign governments or provinces, supranational agencies or foreign corporations, offered and sold in the United States and denominated in U.S. dollars, which bonds (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, (d) have a remaining term to maturity of 30 years or less, and (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that Yankee Bonds and Corporate Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (e)). In addition, no debt obligation held by the Corporation shall be deemed a Yankee Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Yankee Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

	Column 1	Column 2	Column 3
Rating(1)	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer(2)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category(2)
Aaa/AAA	$100	10.0%	50.0%
Aa/AA	100	10.0	33.3

(1)	In the event that a Yankee Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.
(2)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(b)  The foregoing definitions in Paragraph 1(a) have been established by the Board of Directors of the Corporation in order to obtain a “Aa” rating from Moody’s and a “AA” rating from S&P on the AMPS on the Date of Original Issue and to maintain such ratings; and the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder and to add additional definitions or delete definitions if, where relevant to the rating accorded by Moody’s and S&P or any Substitute Rating Agency, such agency advises the Corporation in writing that such adjustment, modification, alteration, change, addition or deletion will not adversely affect its then-current rating on the AMPS.

2.  Fractional Shares.    No fractional shares of AMPS shall be issued.

3.  Dividends.

(a)  Holders of shares of AMPS shall be entitled to receive, when, as, and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum (determined as set forth below), and no more, payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Stock.

(b) (i)  Cash dividends on shares of AMPS shall accumulate from the Date of Original Issue and shall be payable, when, as, and if declared by the Board of Directors commencing on the Initial Dividend Payment Date. Accumulated dividends shall be payable commencing on August 6, 1992 (the 7th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series W-7 (hereinafter, such date is referred to as the “Initial Dividend Payment Date”). Following the Initial Dividend Payment Date, the dividends on the AMPS will be payable, at the option of the Corporation, either (A) with respect to any Regular Dividend Period or any Short Term Dividend Period of 91 or fewer days, on the day next succeeding the last day thereof, (B) with respect to any Short Term Dividend Period of more than 91 and fewer than 365 days, on the 92nd day thereof, the 183rd day thereof, if any, the 274th day thereof, if any, and on the day next succeeding the last day thereof and (C) with respect to any Long Term Dividend Period, quarterly on the first day of each January, April, July and October during such Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (A), (B) or (C) being herein referred to as a “Normal Dividend Payment Date”), except that if such Normal Dividend Payment Date is not a Business Day, dividends payable on such Normal Dividend Payment Date shall be paid on the first Business Day succeeding such Normal Dividend Payment Date. The Initial Dividend Period, Regular Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a “Dividend Payment Date.”

(ii)  Each dividend shall be paid to Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.

(c) (i)  During the period from and including the Date of Original Issue to, but excluding, the Initial Dividend Payment Date (the “Initial Dividend Period”), the Applicable Rate shall be the Initial Dividend Rate. The Applicable Rate for the Auction Market Preferred Stock, Series W-7 shall be 3.50% per annum for the Initial Dividend Period. Commencing on the Initial Dividend Payment Date, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a “Subsequent Dividend Period”), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures.

The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a Regular Dividend Period. Any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Divided Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

(ii)  The amount of cash dividends per share of AMPS payable (if declared) on each Dividend Payment Date of each Regular Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of dividends per share payable on any Dividend Payment Date shall be computed on the basis of a year consisting of twelve 30-day months.

(iii)  With respect to each Dividend Period that is a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a “Request for Special Dividend Period”) to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for the AMPS be a number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven or more than 364 in the case of a Short Term Dividend Period or a number of whole years not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that for any Auction occurring after the initial Auction, the Corporation may not give a Request for Special Dividend Period (and any such request shall be null and void) unless the Corporation has received written confirmation from Moody’s and S&P that such action would not impair the ratings then assigned to the AMPS by Moody’s and S&P and unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the fourth day but not more than seven days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the 14th day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a “Response”) of such determination by no later than the third day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (A) existing short term and long term market rates and indices of such short term and long term rates, (B) existing market supply and demand for short term and long term securities, (C) existing yield curves for short term and long term securities comparable to the AMPS, (D) industry and financial conditions which may affect the AMPS, (E) the investment objective of the Corporation, and (F) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Corporation and the Auction Agent a Response by such third day or if the Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may by no later than the second day prior to such Auction Date give a notice (a “Notice of Special Dividend Period”) to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (A) the duration of the Special Dividend Period, (B) the Optional Redemption Price as specified in the related Response and (C) the Specific Redemption Provisions, if any, as specified in the related Response. The Corporation shall not give a Notice of Special Dividend Period or, if the Corporation shall have already given a Notice of Special Dividend Period, the Corporation is required to give telephonic and written notice (a “Notice of Revocation”) to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Corporation shall fail to maintain the AMPS Basic Maintenance Amount on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such special Dividend Period the dividend rate which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that in calculating the aggregate Discounted Value of Eligible Portfolio Property, the Moody’s exposure period shall be deemed to be one week longer than the period utilized to produce the discount factors assigned by Moody’s under the definition of Discount Factors found in paragraph 1(a), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) of the prior sentence or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period for the AMPS, the next succeeding Dividend Period for that series will be a Regular Dividend Period. In addition, in the event Sufficient Clearing bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a Regular Dividend Period and the Corporation may not again give a Notice of Special Dividend Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Regular Dividend Period.

(d) (i)  Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charge, as herein provided, on the shares of AMPS. Except for the late charge payable pursuant to paragraph 3(c)(i) of this Article XII, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.

(ii)  For so long as any share of AMPS is Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of AMPS as to dividends and upon liquidation), unless, in each case, immediately thereafter, (A) the AMPS Basic Maintenance Amount would be met, (B) the 1940 Act AMPS Assets Coverage Requirement would be met, (C) all mandatory redemptions of shares of Preferred Stock pursuant to paragraph 5(b) of this Article XII have been completed, and (D) all accumulated and unpaid dividends for all past dividend periods for all Preferred Stock shall have been or are contemporaneously paid in full (or declared and sufficient Deposit Securities have been set apart for their payment). Prior to the payment of any such dividend or other distribution, the Corporation will provide the Auction Agent and the Rating Agencies with an AMPS Basic Maintenance Report (which may be the regular weekly report) and a certificate demonstrating compliance with the foregoing conditions.

(iii)  For so long as any shares of AMPS are Outstanding, the Corporation shall not create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind (collectively “Liens”) upon any of its Eligible Portfolio Property, except for (A) Liens the validity of which are being contested in good faith by appropriate proceedings, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered by the Auction Agent in connection with the AMPS, and (D) Liens otherwise incurred in connection with borrowings made in the ordinary course of business in accordance with the Corporation’s stated investment objective, policies and restrictions.

(iv)  Any dividend payment made on the shares of AMPS shall first be credited against the dividends accumulated with respect to the earliest Dividend Period for which dividends have not been paid.

(v)  For so long as the AMPS shall be rated by S&P or Moody’s, the Corporation shall not:

(A)  issue any other series or class of stock which is senior to the AMPS;

(B)  issue any series or class of stock which is on a parity with the shares of AMPS unless it has been advised in writing by the Rating Agencies that such issuance will not adversely affect their respective then-current ratings of the AMPS; or

(C)  engage in short sales of securities or reverse repurchase agreements.

(e)  Not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date, the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to pay the dividends that are payable on such Dividend Payment Date. The Corporation may direct the Paying Agent with respect to the investment of any such Deposit Securities, provided that the proceeds of any such investment will be available at the opening of business on such Dividend Payment Date in immediately available funds.

(f)  The Board of Directors, or any duly authorized committee thereof, may make or change allocations of income and/or any designation of sources with respect to dividends declared on the AMPS, if, in its sole judgment, it deems it advisable to do so for the purpose of maintaining the qualification of the Corporation as a regulated investment company for federal income tax purposes and/or to avoid tax consequences which, in the sole judgment of the Board of Directors, would be adverse to the Corporation or its shareholders.

4.  Liquidation Rights.

(a)  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of shares of AMPS shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock of the Corporation ranking junior to the AMPS as to liquidation payments, the sum of $25,000 per share, plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Corporation, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)  If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of AMPS shall be insufficient to permit the payment in full of such Holders of the amounts to which they are entitled, then such available assets shall be distributed among the Holders of shares of Preferred Stock, including the AMPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

(c)  Neither the consolidation or merger of the Corporation with or into any other corporation or entity, nor the sale, lease or exchange by the Corporation of all, substantially all, or any part of the property or assets of the Corporation, shall be deemed or construed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4.

5.  Redemption.

Shares of the AMPS shall be redeemable by the Corporation as provided below:

(a)  To the extent permitted under the Investment Company Act and Maryland law, the Corporation at its option, upon filing with the Commission, mailing and publishing a Notice of Redemption as described in paragraph 5(e) of this Article XII, may redeem shares of AMPS, in whole or in part, on the next succeeding scheduled Dividend Payment Dates for those shares of AMPS called for redemption, out of funds legally available therefor, at the Optional Redemption Price per share, provided that no share of AMPS may be redeemed at the option of the Corporation during a Non-Call Period to which such share is subject. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 5 unless, at the time of giving such Notice of Redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders of shares of AMPS by reason of the redemption of their shares on such redemption date.

(b)  The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price, shares of AMPS to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Board of Directors applicable to those shares of AMPS called for redemption, if the Corporation fails to maintain the AMPS Basic Maintenance Amount or 1940 Act AMPS Asset Coverage Requirement, as the case may be, and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (hereinafter respectively referred to as a “Cure Date”), as the case may be, as reflected in an AMPS Basic Maintenance Report delivered to the Auction Agent and the Rating Agencies and confirmed by the Corporation’s Independent Accountants. The number of shares of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Stock the redemption of which would have such result, all shares of AMPS together with all shares of other Preferred Stock subject to redemption or retirement then Outstanding shall be redeemed), and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to be redeemed which would result in the achievement of (x) the 1940 Act AMPS Asset Coverage Requirement, and (y) the AMPS Basic Maintenance Amount, pro rata, among the AMPS and any other Preferred Stock, subject to redemption pursuant to provisions similar to those contained in this paragraph 5(b); provided that, shares of AMPS which may not be redeemed at the option of the Corporation due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Corporation shall effect such redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to such 30th day after such Cure Date, the Corporation shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

(c)  Notwithstanding any other provision of this paragraph 5, no shares of AMPS may be redeemed other than as specified below, unless (i) all accumulated and unpaid dividends on all Outstanding shares of AMPS and all remaining Outstanding shares of other Preferred Stock for all past dividend periods shall have been or are contemporaneously paid or declared and Deposit Securities maturing on or prior to the date fixed for redemption are set apart for the payment of such dividends and (ii) if redemption thereof would result in the Corporation’s failure to maintain the 1940 Act AMPS Asset Coverage Requirement and the AMPS Basic Maintenance Amount; provided, however, that the Corporation without regard to such limitations, (x) may redeem, purchase or otherwise acquire shares of AMPS (A) with other Preferred Stock as a whole, pursuant to an optional redemption or (B) pursuant to a purchase or exchange offer made for all of the Outstanding shares of AMPS and other Preferred Stock, and (y) shall redeem, purchase or otherwise acquire shares of AMPS with other Preferred Stock as a whole if required pursuant to a mandatory redemption, to the extent permitted under the Investment Company Act, Maryland law and the Charter. In the event that less than all the outstanding shares of AMPS are to be redeemed and there is more than one Holder, the shares of AMPS to be redeemed shall be selected by lot, on a pro rata basis, or in such other manner as will not discriminate unfairly against any record holder of shares of such AMPS.

(d)  So long as the AMPS shall be rated by Moody’s, the Corporation shall, by the fifth Business Day after a Failure to Cure, be required to hold an amount, composed of Cash or any other asset constituting Eligible Portfolio Property which has a Moody’s Discount Factor as of such fifth Business Day of 1.000 and which matures prior to the date set for redemption which has an aggregate Discounted Value at least equal to the redemption payment for the shares of AMPS to be redeemed; provided, however, that this obligation may be satisfied by depositing Cash in trust as contemplated by paragraph 5(f) below; and provided further that the Corporation shall sell assets prior to such fifth Business Day if necessary to meet the requirements of this paragraph (d), it being understood that in no event shall it sell any asset prior to maturity which had a Moody’s Discount Factor of 1.000 measured as of the last Valuation Date on which the AMPS Basic Maintenance Amount was met if it would be necessary to utilize such asset in order to make any redemption payment contemplated by this paragraph 5.

(e)  Whenever shares of AMPS are to be redeemed, the Corporation shall, not less than five nor more than 30 days prior to the applicable redemption date, file with the Commission as required under the Investment Company Act, a written notice of redemption (a “Notice of Redemption”). The Notice of Redemption shall be (i) mailed by first-class mail, postage prepaid or sent by facsimile transmission, to each Holder of shares of AMPS to be redeemed, and (ii) published by the Corporation in an Authorized Newspaper, not fewer than 15 nor more than 20 days prior to such redemption date. Not fewer than five nor more than  10 days before such mailing date, the Corporation shall mail the Notice of Redemption to the Paying Agent. Each Notice of Redemption shall state (A) the series of AMPS or other Preferred Stock to be redeemed, (B) the redemption date, (C) the redemption price, (D) the place or places where such AMPS are to be surrendered for payment of the redemption price, (E) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, (F) the provision of this Article XII under which the redemption is being made, (G) if less than all the Outstanding shares of AMPS are to be redeemed, the number of shares to be redeemed and the basis upon which the shares to be redeemed are to be selected, and (H) the CUSIP number or numbers of the shares to be redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

(f)  If the Corporation shall give a Notice of Redemption, then by 12:00 noon, New York City time, on the Business Day next preceding the date fixed for redemption the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to redeem the shares of AMPS to be redeemed. In such event the Corporation shall give the Paying Agent irrevocable instructions and authority to pay the redemption price to the Holders of the shares of AMPS called for redemption upon the redemption date. The Corporation may direct the Paying Agent with respect to the investment of any Deposit Securities so deposited provided that the proceeds of any such investment will be available at the opening of business on such redemption date. The Deposit Securities deposited with the Paying Agent pursuant to the immediately preceding sentence and the shares of AMPS to be redeemed and funds deposited with a paying agent with irrevocable instructions to pay the redemption price with respect to any other shares of Preferred Stock for which a notice of redemption has been duly given shall be excluded from the calculation of the AMPS Basic Maintenance Amount, the 1940 Act AMPS Asset Coverage Ratio, and the 1940 Act AMPS Asset Coverage Requirement. Upon the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making payment of the redemption price), all rights of the Holders of the shares of AMPS so called for redemption shall cease and terminate except the right of the Holders thereof to receive the redemption price thereof inclusive of accumulated but unpaid dividends, but without any interest, and such shares shall no longer be deemed Outstanding for any purpose. The Corporation shall be entitled to receive, promptly after the date fixed for redemption, any cash in excess of the aggregate redemption price of the shares of AMPS called for redemption on such date and any remaining Deposit Securities. Any assets so deposited which are unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of AMPS so called for redemption shall look only to the Corporation for payment thereof. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the Deposit Securities so deposited.

(g)  Shares of AMPS that have been redeemed, purchased or otherwise acquired by the Corporation may not be reissued, shall not be deemed Outstanding, and shall be retired and cancelled.

(h)  In addition to redemption rights expressly established under this Article XII, the Corporation may repurchase shares of AMPS to the extent now or hereafter permitted by the laws of the State of Maryland and by the Investment Company Act.

(i)  If the Corporation shall not have funds legally available for the redemption of all the shares of the AMPS to be redeemed on any redemption date (or is otherwise legally unable to effect such redemption), the Corporation shall redeem on such redemption date the number of shares of AMPS as it shall be legally able to redeem, ratably from each Existing Holder whose shares are to be redeemed and the remainder of the shares of the AMPS required to be redeemed shall be redeemed, as provided in paragraph 5(b) above.

6.  Voting Rights.

(a)  General.    Each holder of AMPS shall be entitled to one vote for each share held on each matter on which the holders of the AMPS are entitled to vote and, except as otherwise provided in the Charter, the By-Laws, this Article XII or by law, the holders of the AMPS and the Common Stock shall vote together as one class on all matters submitted to the shareholders; provided, however, that at any meeting of shareholders of the Corporation at which directors are to be elected, the holders of Preferred Stock of all series, voting separately as a single class, shall be entitled to elect two members of the Board of Directors, and the holders of Common Stock, voting separately as a single class, shall be entitled to elect the balance of the members of the Board of Directors.

(b)  Right to Elect Majority of Board of Directors.

(i)  During any period in which (A) dividends on any Outstanding Preferred Stock of any series shall be due and unpaid in an amount equal to two full years’ dividends; or (B) the Corporation fails to redeem any shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above or that would have been so redeemed but for the requirement that redemption be made out of legally available funds, or (C) holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation (the “Voting Period”), the number of directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors so increased; and at a special meeting of shareholders, which shall be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Stock of all series voting separately as a single class shall be entitled to elect the smallest number of additional directors of the Corporation who, together with the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors of the Corporation so increased. The terms of office of the persons who are directors at the time of that election shall continue.

(ii)  If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all Outstanding shares of Preferred Stock of all series for all past dividend periods and if the Corporation has remedied any failure to redeem shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above, and holders of no other series of Preferred Stock are entitled to elect a majority of the directors of the Corporation, the Voting Period and the voting rights stated in this paragraph 6(b) shall cease, and the terms of office of all additional directors elected by the holders of Preferred Stock (but not of the directors elected by the holders of Common Stock or the two directors regularly elected by the holders of Preferred Stock as provided in paragraph 6(a)) shall terminate automatically, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in clauses (A), (B) or (C) of paragraph 6(b)(i).

(c)  Voting Procedures.

(i)  As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect directors pursuant to paragraph 6(b), the Corporation shall call a special meeting of, and mail a notice to, such holders of shares of Preferred Stock. Such special meeting shall be held not less than 10 nor more than 80 days after the date of mailing of such notice. If the Corporation fails to send such notice, the meeting may be called by any holder of shares of Preferred Stock on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is given. At any such special meeting and at each meeting at which directors are elected held during a Voting Period, the holders of shares of Preferred Stock, voting together as a class (to the exclusion of the holders of shares of Common Stock), shall be entitled to elect the number of directors prescribed in paragraph 6(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of Preferred Stock, present in person or by proxy or any officer of the Corporation present entitled to preside or act as Secretary of such meeting shall have the power to adjourn the meeting without further notice to a date not more than 120 days after the original record date for such meeting.

(ii)  For purposes of determining any rights of the holders of shares of Preferred Stock to vote on any matter, whether such right is created by the Charter, this Article XII, by statute or otherwise, only Holders of shares of Outstanding Preferred Stock shall be entitled to vote.

(iii)  The directors elected by the holders of shares of Preferred Stock pursuant to paragraph 6(b) shall (subject to the provisions of any applicable law) be subject to removal for cause only by the vote of the holders of at least 80% of the shares of Preferred Stock Outstanding and any vacancy resulting from such removal shall be filled for the unexpired term by the same vote. Any vacancy on the Board of Directors occurring for any other reason (in the case of directors subject to election by the holders of shares of Preferred Stock) may be filled only by vote of the holders of at least a majority of shares of Preferred Stock Outstanding, and if not so filled, such vacancy shall (subject to the provisions of any applicable law) be filled by a majority of the remaining directors (or the remaining director) who were elected by the holders of shares of Preferred Stock. Any other vacancy on the Board of Directors during a Voting Period shall be filled as provided in the Corporation’s By-Laws.

(iv)  At any time when the holders of shares of Preferred Stock become entitled to elect additional directors pursuant to paragraph 6(b), the maximum number of directors fixed by the By-Laws of the Corporation or otherwise shall automatically be increased by the number of such additional directors if required; and at such time as the holders of shares of Preferred Stock shall no longer be entitled to elect directors pursuant to paragraph 6(b), such exact number shall automatically be decreased by the number by which they were increased by reason of this provision.

(d)  Corporate Acts.    So long as any shares of AMPS are Outstanding, the Corporation shall not, subject to the requirements of the Investment Company Act and Maryland law, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, other than the authorization, creation or issuance of other series of AMPS or increase the authorized amount of AMPS or any other Preferred Stock, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock, or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of any such indebtedness, provided, however, that the Corporation may authorize the issuance of indebtedness for borrowed money, for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS Outstanding at any one time without any such consent or approval, provided that, with or without the consent or approval of the holders, such action would not result in the lowering of the then-current rating of the shares of AMPS by the Rating Agencies (as evidenced in writing by the Rating Agencies). To the extent permitted under the Investment Company Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which materially and adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series materially and adversely affected and outstanding at such time (each such materially and adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will, in each case, be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all Outstanding shares of AMPS shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(e)  Exclusive Remedy.    Unless otherwise required by law, the Holders shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the shares of AMPS or the Corporation fails to redeem any shares of AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 6. In no event shall the Holders have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

(f)  Notification to Rating Agencies.    In the event a vote of Holders of AMPS is required pursuant to the provisions of Section 13(a) of the Investment Company Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify the Rating Agencies that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the vote is taken, notify S&P and Moody’s of the result of such vote.

7.  Asset Coverage.

(a)  1940 Act AMPS Asset Coverage Requirement.

The Corporation shall maintain, as of the last Valuation Date of each month in which any share of AMPS is Outstanding, the 1940 Act AMPS Asset Coverage Requirement. The calculation of the 1940 Act AMPS Asset Coverage Ratio shall be included in each AMPS Basic Maintenance Report.

(b)  AMPS Basic Maintenance Amount.

(i) For so long as any shares of AMPS are Outstanding, the Corporation will maintain, on each Valuation Date, as evidenced by the completion of an AMPS Basic Maintenance Report, Eligible Portfolio Property having an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, each as of such Valuation Date. Upon any failure to maintain the AMPS Basic Maintenance Amount, the Corporation will use its best efforts to alter the composition of its portfolio so as to satisfy such test on or prior to the AMPS Basic Maintenance Cure Date.

(ii)  On or before 10:00 A.M., New York City time, on the fourth Business Day after (A) the Date of Original Issuance, (B) each Quarterly Surprise Valuation Date thereafter, (C) any Valuation Date on which the Corporation shall fail to meet the AMPS Basic Maintenance Amount, (D) any Valuation Date on which it cures its failure to satisfy the AMPS Basic Maintenance Amount, (E) any Valuation Date on which it fails to meet the AMPS Basic Maintenance Amount by 25% or more, or (F) any Valuation Date as may be specified by S&P, the Corporation shall complete and deliver to Moody’s and S&P and the Auction Agent, in the case of clauses (A) and (B) and to the relevant Rating Agency, in the case of clauses (C)-(F), an AMPS Basic Maintenance Report as of the relevant Valuation Date. All such AMPS Basic Maintenance Reports shall be deemed to have been delivered to Moody’s, S&P or the Auction Agent upon receipt of a copy or telecopy or other electronic transcription thereof if on the same day the Corporation mails the AMPS Basic Maintenance Report for delivery on the next possible Business Day. A failure by the Corporation to deliver an AMPS Basic Maintenance Report as contemplated by this paragraph 7(b)(ii) shall be deemed to be delivery of an AMPS Basic Maintenance Report indicating a failure to satisfy the AMPS Basic Maintenance Amount.

(iii)  Within seven Business Days after the required date of delivery of the initial AMPS Basic Maintenance Report or any AMPS Basic Maintenance Report delivered with respect to a Quarterly Surprise Valuation Date in accordance with paragraph 7(b)(ii) above, the Corporation shall deliver to the Auction Agent and the Rating Agencies a report or reports (the “Accountant’s Confirmation”) reviewing the portfolio calculations, prepared by the Corporation’s Independent Accountants, relating to such AMPS Basic Maintenance Report substantially to the effect that (A) the Independent Accountants have read such AMPS Basic Maintenance Reports (each, a “Report”); (B) with respect to the 1940 Act AMPS Asset Coverage Ratio and the AMPS Basic Maintenance Amount, the result of the calculations set forth in each Report have been recalculated and are numerically correct; (C) with respect to the excess or deficiency of the aggregate Discounted Value of the Eligible Portfolio Property amount when compared to the AMPS Basic Maintenance Amount, the results of the calculation set forth in each Report have been recalculated and are numerically correct; (D) with respect to (x) any trade price, bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided to the Corporation for purposes of valuing securities in the Corporation’s portfolio, the Independent Accountant has compared the price used in such Report to the trade price, the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees; (y) with respect to the lower of two bid prices provided to the Corporation for purposes of valuing securities in the portfolio, the Independent Accountants have compared the price used in each Report with the lower of the two bid prices listed in the Report and verified that such information agrees (in the event such information does not agree, the Independent Accountants will provide a listing in their report of such differences); and (E) that the assets listed in each Report conform with the definition of Eligible Portfolio Property. If any letter reviewing the portfolio calculations delivered pursuant to this paragraph shows that an error was made in an AMPS Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Portfolio Property was determined by the Independent Accountants, the calculation or determination made by such Independent Accountants shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall promptly amend the AMPS Basic Maintenance Report and deliver the amended AMPS Basic Maintenance Report to the Auction Agent, S&P and Moody’s.

(iv)  For so long as shares of AMPS are rated by Moody’s, in managing the Corporation’s portfolio, the Investment Manager will not alter the composition of the Corporation’s portfolio if, in the reasonable belief of the Investment Manager, the effect of any such alteration would be to cause the Corporation to have Eligible Portfolio Property with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Eligible Portfolio Property exceeded the AMPS Basic Maintenance Amount by 25% or less, the Investment Manager will not alter the composition of the Corporation’s portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Eligible Portfolio Property unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Eligible Portfolio Property would exceed the AMPS Basic Maintenance Amount.

(c)  Calculation of AMPS Basic Maintenance Amount; Accounting Treatment.

(i)  Eligible Portfolio Property of the Corporation shall be determined on an accrual basis in accordance with customary practice under which Eligible Portfolio Property purchased and not yet received are so reflected as Eligible Portfolio Property.

(ii)  Dividends on the Common Stock which are payable in Common Stock shall, after the effective date of any election by a holder of Common Stock to receive such dividend, be excluded from current liabilities.

(iii)  Withholding taxes with respect to interest earned on any asset of the Corporation if such interest is not included in Eligible Portfolio Property, shall be excluded from current liabilities.

(iv)  With respect to Eligible Portfolio Property sold by the Corporation as of or prior to the Valuation Date, the Market Value of such property will be reflected in Eligible Portfolio Property and will be discounted at the appropriate Discount Factor, provided, however, that if the determination is being made by Moody’s, the sales price of such property will be reflected as Cash or Australian Currency, Canadian Currency or United Kingdom Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date) and trades generating the receivable are (A) settled through clearing house firms with respect to which the issuer has received prior authorization from Moody’s or (B) with counterparties having a long term rating by Moody’s of at least Baa3 and if the determination is being made for S&P, the sales price of such property will be reflected in Cash or Australian Currency, Canadian Currency or United Kingdom Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date).

(d)  Other Permitted Assets.

(i)  In addition to Eligible Portfolio Property, the Corporation may own Other Permitted Assets and may also own other securities, if the inclusion of any such type of other securities is deemed by the Board of Directors to be in the best interest of the Corporation.

(ii)  Other Permitted Assets and such other securities may be included in Eligible Portfolio Property if the Rating Agencies have advised the Corporation in writing that the inclusion of such Other Permitted Assets or other securities in Eligible Portfolio Property would not adversely affect their respective then-current ratings of the shares of AMPS.

(iii)  The Fund may engage in transactions in Derivatives, subject to any limitations imposed by the Rating Agencies. Derivatives may be included in a Rating Agency’s Eligible Portfolio Property if such Rating Agency has advised the Corporation in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS. With respect to options, the Fund may purchase and sell (write) options, subject to any limitations imposed by the Rating Agencies.

8.  Auction Procedures.

(a)  Certain Definitions.

As used in this paragraph 8, the following terms shall have the following meanings, unless the context otherwise requires:

(i)     “AMPS” shall mean the shares of AMPS being auctioned pursuant to this paragraph 8.

(ii)    “Auction Date” shall mean the first Business Day preceding the first day of a Dividend Period.

(iii)   “Available AMPS” shall have the meaning specified in paragraph 8(d)(i) below.

(iv)   “Bid” shall have the meaning specified in paragraph 8(b)(i) below.

(v)    “Bidder” shall have the meaning specified in paragraph 8(b)(i) below.

(vi)   “Hold Order” shall have the meaning specified in paragraph 8(b)(i) below.

(vii)  “Maximum Applicable Rate” for any Dividend Period will be the greater of (A) the Applicable Percentage of the Reference Rate on the date of such Auction or (B) the Applicable Spread plus the Reference Rate on the date of such Auction. The Applicable Percentage and the Applicable Spread will be determined as set forth below based on the lower of the credit rating or ratings assigned on such date to the AMPS by Moody’s and S&P (or if Moody’s or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, the percentage will be based on such rating).

Credit Ratings		Applicable Percentage of Reference Rate	Applicable Spread Plus Reference Rate
Moody’s	S&P
“aa3” or higher	AA- or higher	200%	200 bps
“a3” to “a1”	A- to A+	210%	210 bps
“baa3” to “baa1”	BBB- to BBB+	300%	300 bps
Below “baa3”	Below BBB-	325%	325 bps

The Corporation shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for the AMPS. If either S&P or Moody’s shall not make such a rating available, or if neither S&P nor Moody’s shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

(viii)“Order” shall have the meaning specified in paragraph 8(b)(i) below.

(ix)   “Sell Order” shall have the meaning specified in paragraph 8(b)(i) below.

(x)    “Submission Deadline” shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

(xi)   “Submitted Bid” shall have the meaning specified in paragraph 8(d)(i) below.

(xii)  “Submitted Hold Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xiii)“Submitted Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xiv) “Submitted Sell Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xv)  “Sufficient Clearing Bids” shall have the meaning specified in paragraph 8(d)(i) below.

(xvi) “Winning Bid Rate” shall have the meaning specified in paragraph 8(d)(i) below.

(b)  Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

(i)  Unless otherwise permitted by the Corporation, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

(A)  each Beneficial Owner may submit to its Broker-Dealer information as to:

(1) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

(2) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

(3) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

(B)  each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communications by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, or the communications by a Broker-Dealer on behalf of a Beneficial Owner or Potential Beneficial Owner to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 8(b)(i) is hereinafter referred to as an “Order” and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account and each Broker-Dealer placing an Order on behalf of a Beneficial Owner or Potential Beneficial Owner, is hereinafter referred to as a “Bidder”; an Order containing the information referred to in clause (A)(1) of this paragraph 8(b)(i) or clause (C) of paragraph 8(b)(ii) is hereinafter referred to as a “Hold Order”; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 8(b)(i) is hereinafter referred to as a “Bid;” and an Order containing the information referred to in clause (A)(3) of this paragraph 8(b)(i) is hereinafter referred to as a “Sell Order.” Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

(ii)            (A)  A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

(3) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

(B)  A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

(1)  the number of Outstanding shares of AMPS specified in such Sell Order; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if Sufficient Clearing Bids do not exist.

(C)  A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

(1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

(c)  Submissions of Orders by Broker-Dealers to Auction Agent.

(i)  Each Broker-Dealer shall submit in writing or through the Auction Agent’s Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

(A)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

(B)  the aggregate number of Outstanding shares of AMPS that are the subject of such Order;

(C)  to the extent that such Bidder is an Existing Holder:

(1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

(2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

(3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

(D)  to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder’s Bid.

(ii)  If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

(iii)  If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(iv)  If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

(A)  any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;

(B)  any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 8(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 8(c)(iv)(A) above and of the foregoing portion of this paragraph 8(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 8(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

(C)  any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 8(c)(iv)(A) and Bids referred to in paragraph 8(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

(v)  If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

(vi)  Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

(d)  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(i)  Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order”) and shall determine:

(A)  the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the “Available AMPS”);

(B)  from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

(1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate; and

(2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders.

If such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), then “Sufficient Clearing Bids” exist; and

(C)  if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the “Winning Bid Rate”) that if:

(1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

(2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling those Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

(ii)  Promptly after the Auction Agent has made the determinations pursuant to paragraph 8(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

(A)  if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

(B)  if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

(C)  if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 90% of the Reference Rate on the date of the Auction.

(e)  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Based on the determinations made pursuant to paragraph 8(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

(i)  If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 8(e)(iii) and paragraph 8(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

(A)  the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

(B)  the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

(C)  the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids;

(D)  the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS (“Remaining Shares”) equal to the excess of Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B) and paragraph 8(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction, the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding shares of

AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

(E)  the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids, but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B), paragraph 8(e)(i)(C) and paragraph 8(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bids and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

(ii)  If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 8(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A)  the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

(B)  the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and

(C)  the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, thus requiring each such Existing Holder to sell shares of AMPS that are the subject of such Submitted Bid or Submitted Sell Order, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(ii)(A) and paragraph 8(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

(iii)  If, as a result of the procedures described in paragraph 8(e)(i) or paragraph 8(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by an Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

(iv)  If, as a result of the procedures described in paragraph 8(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

(v)  Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.

(f)  Force Majeure.    Notwithstanding any other provision of this Article XII, in the event that an Auction does not occur on an Auction Date because of any act of God, strike, riot, act of war, act of terrorism, equipment failure, power failure or damage or other causes reasonably beyond the control of the Corporation or the Auction Agent, each Existing Holder as of such Auction Date will continue to hold the shares of AMPS held by such Existing Holder until the next Auction Date. The Applicable Rate for any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall be the same Applicable Rate as applied during the last Dividend Period following an Auction at which there were Sufficient Clearing

Bids prior to the applicability of this paragraph 8(f). Any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall consist of the same number of days as the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of this paragraph 8(f).

9.  Miscellaneous.

(a)  To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Article XII to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification which does not substantially adversely affect the rights of Beneficial Owners of shares of AMPS and if such inconsistency or ambiguity reflects an incorrect provision hereof then the Board of Directors may authorize the filing of a Certificate of Amendment or a Certificate of Correction, as the case may be.

(b)  A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in paragraph 8 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or Broker-Dealer (acting on its own behalf or on behalf of a Beneficial Owner), if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner’s beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Corporation. All of the Outstanding shares of AMPS shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation’s option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

(c)  The Corporation will exercise its best efforts to maintain an Auction Agent pursuant to an agreement containing terms not materially less favorable to the Corporation than the terms of the Auction Agent Agreement first entered into by the Corporation on July 30, 1992.

(d)  The Corporation will use its best efforts to maintain a rating of the AMPS from each of the Rating Agencies.

(e)  All notices or communications, unless otherwise specified in the By-Laws of the Corporation or this Article XII, will be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice will be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

10.  Notice and Amendments.

In addition to the authority given the Board of Directors to from time to time, adjust, modify, alter, change, add to or delete certain definitions and related terms set forth in paragraph 1(a) as contemplated by paragraph 1(b) of this Article XII and the authority given the Corporation to interpret the provisions of paragraph 8 as contemplated by paragraph 9(a), the Board of Directors of the Corporation shall have the authority to amend, adjust, modify, alter or change the terms of this Article XII establishing the Series W-7 AMPS also without shareholder approval to reflect changes required in connection with the creation of one or more additional series of Auction Market Preferred Stock of the same class as the Series W-7 AMPS; provided, however, that no such additional series shall have any rights or preferences upon liquidation as to payments of dividends or conditions of redemption or voting power which are superior to the rights and conditions applicable to the Series W-7 AMPS, it being intended that every series of Auction Market Preferred Stock issued by the Corporation is to constitute a series of the same class for purposes of the Investment Company Act.

ARTICLE XIII:

The Corporation through its Board, has elected to be subject to the following provisions of Subtitle 8 of the MGCL:

(i)  Section 3-804(a): Under Section 3-804(a), the stockholders of the Corporation may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

(ii)  Section 3-804(b): Under Section 3-804(b), the number of directors of the Corporation shall be fixed only by the vote of the Board.

(iii)  Section 3-804(c): Under Section 3-804(c), a vacancy on the Board due to an increase in the size of the Board or the death, resignation, or removal of a director, may be filled only by the affirmative vote of the majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director so elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until a successor is elected and qualifies.

(iv)  Section 3-805: Under Section 3-805, the Secretary of the Corporation may call a special meeting of stockholders only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting; and in accordance with the procedures set forth under Section 2-502(b)(2) and (3) and (e) of the MGCL.

*    *    *    *    *

3.  The number of shares of authorized stock of the Corporation is not increased by this amendment to and restatement of the Charter.

4.  The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

5.  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

6.  The name and address of the Corporation’s resident agent is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

7.  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the Charter.

8.  The number of directors of the Corporation is ten and the names of the Corporation’s current ten directors are as follows: David L. Elsum, Laurence S. Freedman, Martin J. Gilbert, Neville J. Miles, William J. Potter, Peter D. Sacks, Anton E. Schrafl, E. Duff Scott, John T. Sheehy and Warren C. Smith.

The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this      day of                  , 2003.

ATTEST:		ABERDEEN GLOBAL INCOME FUND, INC.

By:		By:	(SEAL)
	Sander M. Bieber		Hugh Young
	Assistant Secretary		President

ABERDEEN GLOBAL INCOME FUND, INC.

AUDIT AND VALUATION COMMITTEE

AUDIT CHARTER

Mission

The mission of the Audit and Valuation Committee (the “Committee”) of Aberdeen Global Income Fund, Inc. (the “Fund”), under this Audit Charter, is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof. The Committee will also report to the Board of Directors (the “Board”), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the auditor.

The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment manager and investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s independent auditors to plan and carry out a proper audit. The independent auditors are directly accountable to the Committee.

Committee Membership

The Committee shall be composed of at least three members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (an “Independent Director”) and, in addition, each member shall have the additional qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund’s investment manager, Aberdeen Asset Managers (C.I.) Limited (the “Manager”), and the staff of the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Adviser”).

Qualifications of Committee Members

1.	Members of the Committee may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment. A director with any of the following relationships will not be considered independent for this purpose:

A.	Employee. A director who is or has been an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. An affiliate includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

B.	Business Relationship. A director (i) who is a partner, controlling stockholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Committee only if the Fund’s Board determines in its business judgment that the relationship does not interfere with the director’s exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board will consider, among other things, the materiality of the relationship to the Fund, to the director, and, if applicable, to the organization with which the director is affiliated.

“Business relationships” can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Fund, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Fund, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the Fund.

C.	Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the Fund’s executives serves on that Fund’s compensation committee may not serve on the Committee.

D.	Immediate Family. A director who is an immediate family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship. An immediate family member includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home.

2.	Notwithstanding the requirements of Parts A through D above, one director who is no longer an employee or who is an immediate family member of a former executive officer of the Fund or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Committee if the Fund’s Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

3.	Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund’s Board in its business judgment. At least one member of the Committee must have accounting or related financial experience, as the Fund’s Board interprets such qualification in its business judgment.

4.	Unless exempted by order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board accept any consulting, advisory, or other compensatory fee from the Fund.

5	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Duties and Powers

To carry out its mission under this Audit Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1.	To recommend annually to the Board the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing or tax services to the Manager or the Adviser, and to receive the auditors’ specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board (“ISB”) Standard No. 1.[1] The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

[1]	ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee.

2.	To review in advance, and consider approval of, any and all proposals by management of the Fund or the Manager or the Adviser that the Fund, the Manager or the Adviser, or their affiliated persons, employ the independent auditor to render “permissible non-audit services”[2] to the Fund and to consider whether such services are consistent with the independent auditor’s independence.[3] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund’s Manager, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

3.	To recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4.	To review, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund’s financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;

5.	To meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards (“SAS”) No. 61,[4] (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

6.	To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

7.

To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent

[2]	“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
[3]	Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.
[4]	SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

liabilities; and (vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

8.	To review the fees charged by the auditors for audit and permissible non-audit services;

9.	To review the Fund’s system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

10.	To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

11.	To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

12.	To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;

13.	To investigate matters brought to its attention within the scope of its duties;

14.	To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;

15.	To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and

16.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.	The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.	Each December, the Committee shall make a report indicating whether the Committee (i) reviewed and discussed the financial statements with management; (ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

3.	The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

December 11, 2002

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

COMMON STOCK	PROXY	COMMON STOCK

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — April 15, 2003

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry, William J. Potter and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey on Tuesday, April 15, 2003, at 2:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director for three-year terms and until their successors are duly elected and qualify (Proposal 1), “FOR” Proposal 3, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSALS 1 AND 3, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1.	Election of the following two nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify: Nominees: (01) William J. Potter and (02) Peter D. Sacks

For All Nominees ☐	Withheld From All Nominees ☐

☐

For all nominees except as noted above

3.	Amendment and restatement of the Fund’s	For Against Abstain
	Charter.	☐ ☐ ☐

Mark box at right if an address change or comment has been noted on the reverse of this card.	☐

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature

Date

Signature (if held jointly)

Date

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PREFERRED STOCK	PROXY	PREFERRED STOCK

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — April 15, 2003

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry, William J. Potter and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey on Tuesday, April 15, 2003, at 2:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify (Proposal 2), “FOR” Proposal 3, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

AUCTION MARKET PREFERRED STOCK, SERIES W-7

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” PROPOSALS 2 AND 3, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

2.	The election of two Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify: Nominees: (01) Dr. Anton E. Schrafl and (02) John T. Sheehy

For All Nominees ☐	Withheld From All Nominees ☐

☐

For all nominees except as noted above

3.	Amendment and restatement of the Fund’s	For Against Abstain
	Charter.	☐ ☐ ☐

Mark box at right if an address change or comment has been noted on the reverse of this card.	☐

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature

Date

Signature (if held jointly)

Date